UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FREIGHTCAR AMERICA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

FREIGHTCAR AMERICA, INC.

125 South Wacker Drive, Suite 1500

Chicago, Illinois 60606

April 10, 2023

Dear FreightCar America Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of FreightCar America, Inc. (“we,” “us” or the “Company”) to be held at 10:00 a.m. (Central time) on May 11, 2023 in virtual format only as described below.

The Annual Meeting will be held in virtual format only, via live webcast on the Internet, with no physical, in-person meeting. You will be able to attend and participate in the Annual Meeting online by visiting www.meetnow.global/MFHFYVK, where you will be able to listen to the meeting live, submit questions and vote. We recommend that you log in a few minutes before the meeting to ensure you are logged in when the meeting starts. As always, we encourage you to vote your shares prior to the Annual Meeting.

The purpose of the Annual Meeting is to consider and vote upon proposals to (i) elect two directors who have been nominated for election as Class III directors, each to a three-year term, and two directors who have been nominated for election as Class I directors for the one year remaining in the current Class I director term, (ii) approve, on an advisory basis, the compensation of our Named Executive Officers, (iii) approve, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of our Named Executive Officers, (iv) ratify the appointment of our independent registered public accounting firm for 2023, (v) approve an increase in the shares authorized under the FreightCar America, Inc. 2022 Long Term Incentive Plan for general use, (vi) approve an increase in the shares authorized under the FreightCar America, Inc. 2022 Long Term Incentive Plan for settlement of stock appreciation rights outstanding as of March 16, 2023, and (vii)  transact such other business as may properly come before the meeting.

Whether or not you plan to attend the meeting and regardless of the number of shares you own, it is important that your shares be represented at the Annual Meeting. After reading the enclosed proxy statement, please promptly vote your shares in accordance with the instructions on the enclosed proxy card to assure that your shares will be represented.

The board of directors and management appreciate your continued confidence in FreightCar America and look forward to your participation in the Annual Meeting.

Sincerely,

/s/ William D. Gehl

WILLIAM D. GEHL
Chairman of the Board

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FREIGHTCAR AMERICA, INC.

125 South Wacker Drive, Suite 1500

Chicago, Illinois 60606

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 11, 2023

April 10, 2023

Dear FreightCar America Stockholder:

We are notifying you that the Annual Meeting of Stockholders of FreightCar America, Inc. will be held at 10:00 a.m. (Central time) on May 11, 2023. The Annual Meeting will be held in virtual format only, via live webcast on the Internet, with no physical, in-person meeting. You will be able to attend and participate in the Annual Meeting online by visiting www.meetnow.global/MFHFYVK, where you will be able to listen to the meeting live, submit questions and vote. We recommend that you log in a few minutes before the meeting to ensure that you are logged in when the meeting starts. The Annual Meeting is being held for the following purposes:

1.	To elect two directors as Class III directors, each for a term of three years, and two directors as Class I directors for the one year remaining in the current Class I director term.

2.	To hold an advisory vote to approve the compensation of our Named Executive Officers.

3.	To hold an advisory vote to approve the frequency of future advisory votes on the compensation of our Named Executive Officers.

4.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2023.

5.	To approve an increase in the shares authorized under the FreightCar America, Inc. 2022 Long Term Incentive Plan.

6.	To approve an increase in the shares authorized under the FreightCar America, Inc. 2022 Long Term Incentive Plan for settlement of stock appreciation rights outstanding as of March 16, 2023.

7.	To transact other business properly coming before the meeting.

On or about April 10, 2023, we will mail to our stockholders copies of the enclosed proxy statement and Annual Report on Form 10-K for the year ended December 31, 2022. Stockholders should review all proxy materials before voting.

Each of the matters listed above is described in further detail in the enclosed proxy statement.

Only stockholders of record at the close of business on March 16, 2023 are entitled to vote at the Annual Meeting and any postponements or adjournments of the meeting. A complete list of these stockholders will be available at our principal executive offices prior to the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, please be sure to vote your shares in accordance with the instructions on the enclosed proxy card as promptly as possible. You can withdraw your proxy at any time before it is voted.

By order of the Board of Directors,

/s/ Celia R. Perez

Celia R. Perez
VP, General Counsel, Corporate Secretary and Human Resources

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TABLE OF CONTENTS

ABOUT THE MEETING	7
What is the purpose of the Annual Meeting?	7
What are our voting recommendations?	7
Who is entitled to vote?	8
What constitutes a quorum?	8
How do I vote?	8
Can I revoke my proxy or change my vote after I return my proxy card?	9
What vote is required to approve each matter that comes before the Annual Meeting?	9
What happens if additional proposals are presented at the Annual Meeting?	9
Who will bear the costs of soliciting votes for the Annual Meeting?	10
PROPOSALS TO BE VOTED ON	10
Proposal 1 – Election of Class III Directors and Class I Directors	10
Proposal 2 – Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers	10
Proposal 3 – Approval, on an Advisory Basis, of the Frequency of Future Advisory Votes on the Approval of the Compensation of our Named Executive Officers	11
Proposal 4 – Ratification of the Appointment of Independent Registered Public Accounting Firm	12
Proposal 5 – Approval of Increase in Shares Authorized under the FreightCar America, Inc. 2022 Long Term Incentive Plan for General Use	13
Proposal 6 – Approval of Increase in Shares Authorized under the FreightCar America, Inc. 2022 Long Term Incentive Plan for Settlement of Stock Appreciation Rights Outstanding as of March 16, 2023	20
GOVERNANCE OF THE COMPANY	27
Board Structure and Composition	27
Nominees for election at this meeting for a term expiring in 2026	28
Nominees for election at this meeting for a term expiring in 2024	29
Directors whose terms continue until 2025	29
Director whose term continues until 2024	30
Committees of the Board	31
Environmental, Social and Governance	32
Independence of Directors	33
Board Leadership Structure	33
Code of Business Conduct and Ethics	33
Anti-Corruption Policy	33
Risk Oversight	33
Director Nomination Process	34
Communications with Directors	35

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	58
2024 ANNUAL MEETING OF STOCKHOLDERS	58
“HOUSEHOLDING” OF PROXY MATERIALS	59
APPENDIX A	A-1
APPENDIX B	B-1

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FREIGHTCAR AMERICA, INC.

125 South Wacker Drive, Suite 1500

Chicago, Illinois 60606

PROXY STATEMENT

The board of directors (the “Board”) of FreightCar America, Inc. (“FreightCar America” or the “Company”) is asking for your proxy for use at the annual meeting of our stockholders to be held in virtual format at 10:00 a.m. (Central time) on May 11, 2023 at www.meetnow.global/MFHFYVK (the “Annual Meeting”). The Annual Meeting will be held in virtual format only, via live webcast on the Internet, with no physical, in-person meeting. Please allow ample time to check-in prior to the Annual Meeting start time. We are initially mailing this proxy statement (the “Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) to our stockholders on or about April 10, 2023.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of annual meeting, including (i) the election of two directors who have been nominated for election as Class III directors, each for a three-year term, and two directors who have been nominated for election as Class I directors, each for the one year remaining in the current Class I director term, (ii) the approval, on an advisory basis, of the compensation of our Named Executive Officers (“NEOs”), (iii) the approval, on an advisory basis, of the frequency of future advisory votes on the compensation of our NEOs, (iv) the ratification of the appointment of our independent registered public accounting firm, (v) the approval of an increase in the shares authorized under the FreightCar America, Inc. 2022 Long Term Incentive Plan, (vi) the approval of Increase in Shares Authorized under the FreightCar America, Inc. 2022 Long Term Incentive Plan for Settlement of Stock Appreciation Rights Outstanding as of March 16, 2023, and (vii) any other business properly coming before the meeting.

What are our voting recommendations?

Our Board recommends that you vote your shares:

“FOR” the nominees named below under “Proposal 1 – Election of Class III Directors and Class I Directors,”

“FOR” the approval, on an advisory basis, of the compensation of our NEOs under “Proposal 2 – Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers,”

For a frequency of every “1 Year” for future stockholder advisory votes on of the compensation of our NEOs, under “Proposal 3 – Approval, on an Advisory Basis, of the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers,”

“FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm under “Proposal 4 – Ratification of the Appointment of Independent Registered Public Accounting Firm,” and

“FOR” the approval of an increase in the shares authorized under the FreightCar America, Inc. 2022 Long Term Incentive Plan under “Proposal 5 – Approval of Increase in Shares Authorized under the FreightCar America, Inc. 2022 Long Term Incentive Plan.”

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“FOR” the approval of an increase in the shares authorized under the FreightCar America, Inc. 2022 Long Term Incentive Plan for settlement of stock appreciation rights outstanding as of March 16, 2023 under “Proposal 6 – Approval of Increase in Shares Authorized under the FreightCar America, Inc. 2022 Long Term Incentive Plan for Settlement of Stock Appreciation Rights Outstanding as of March 16, 2023.”

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, March 16, 2023 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on the Record Date at the Annual Meeting and any postponements or adjournments of the Annual Meeting. Each outstanding share of common stock entitles its holder to cast one vote, without cumulation, on each matter to be voted on.

What constitutes a quorum?

If a majority of the shares outstanding on the Record Date are present at the Annual Meeting, either in person or by proxy, we will have a quorum at the meeting permitting the conduct of business at the meeting. As of the Record Date, we had 17,702,459 shares of common stock outstanding and entitled to vote. Any shares represented by proxies that abstain from voting on a proposal will be counted as present for purposes of determining whether we have a quorum. If a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, the shares held by that record holder (referred to as “broker non-votes”) will also be counted as present in determining whether we have a quorum.

How do I vote?

If you are a stockholder of record, there are four ways to vote:

1.	Via the Internet (at the Annual Meeting): You may vote via the Internet at the Annual Meeting by attending the live meeting at www.meetnow.global/MFHFYVK and entering the 15-digit control number included on the Proxy Card or voting instruction form distributed to you. Those without a control number may attend the Annual Meeting as guests by logging into the same virtual meeting platform and following the instructions. However, stockholders attending as guests will not be able to vote.

2.	Via the Internet (prior to the Annual Meeting): You may vote by proxy via the Internet prior to the Annual Meeting by visiting https://www.investorvote.com/RAIL and entering your 15-digit control number, which is printed on the Proxy Card.

3.	By Telephone: You may vote by proxy by calling the toll-free number found on the Proxy Card. To vote by telephone, you will need the control number included on the Proxy Card.

4.	By Mail: You may vote by proxy by filling out the Proxy Card and returning it in the envelope provided, if you have received a paper copy of the proxy materials.

You may vote by proxy by following the instructions for voting by telephone or on the Internet on your proxy card or completing, signing, dating and mailing the enclosed proxy card. To vote by telephone or on the Internet, as applicable, you will need the control number included on your proxy card. If you vote by proxy, the individuals named on the proxy card as proxy holders will vote your shares in the manner you indicate. If you do not indicate your instructions, your shares will be voted:

•	“FOR” the election of the nominees named below under “Proposal 1 – Election of Class III Directors and Class I Directors;”

•	“FOR” the approval, on an advisory basis, of the compensation of our NEOs under “Proposal 2 – Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers;”

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•	For a frequency of every “1 Year” for future stockholder advisory votes on of the compensation of our NEOs, under “Proposal 3 – Approval, on an Advisory Basis, of the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers;

•	“FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2023 under “Proposal 4 – Ratification of the Appointment of Independent Registered Public Accounting Firm;” and

•	“FOR” the approval of an increase in the shares authorized under the FreightCar America, Inc. 2022 Long Term Incentive Plan under “Proposal 5 – Approval of Increase in Shares Authorized under the FreightCar America, Inc. 2022 Long Term Incentive Plan.”

•	“FOR” the approval of an increase in the shares authorized under the FreightCar America, Inc. 2022 Long Term Incentive Plan for settlement of stock appreciation rights outstanding as of March 16, 2023 under “Proposal 6 – Approval of Increase in Shares Authorized under the FreightCar America, Inc. 2022 Long Term Incentive Plan for Settlement of Stock Appreciation Rights Outstanding as of March 16, 2023.”

If you have any questions or need assistance in voting your shares, please contact our proxy solicitor, Okapi Partners LLC, toll-free at (877) 869-0171.

Can I revoke my proxy or change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may revoke your proxy or change your vote at any time before the proxy is voted at the Annual Meeting by delivering to our Vice President, General Counsel, Corporate Secretary and Human Resources a written notice of revocation or a properly submitted proxy bearing a later date, or by attending the annual meeting and voting virtually. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or you vote in person at the Annual Meeting.

What vote is required to approve each matter that comes before the Annual Meeting?

Director nominees must receive the affirmative vote of a plurality of the votes cast at the Annual Meeting virtually or by proxy by stockholders entitled to vote thereon, meaning that the two nominees for Class III directors and the two nominees for Class I directors with the most votes will be elected. Each of the approval of the compensation of our NEOs (on an advisory basis), the approval of the frequency of future votes on the compensation of our NEOs (on an advisory basis), the ratification of the appointment of our independent registered public accounting firm, the approval of an increase in the authorized shares under the FreightCar America, Inc. 2022 Long Term Incentive Plan for general use, and the approval of an increase in the authorized shares under the FreightCar America, Inc. 2022 Long Term Incentive Plan for settlement of stock appreciation rights outstanding as of March 16, 2023 requires the affirmative vote of a majority of the votes cast at the Annual Meeting virtually or by proxy. Broker non-votes will not be counted for purposes of determining whether an item has received the requisite number of votes for approval. Abstentions will have the effect of a vote against the approval, on an advisory basis, of the compensation of our NEOs, the approval, on an advisory basis, of the frequency of future advisory votes on the compensation of our NEOs, the ratification of the appointment of our independent registered public accounting firm, the approval of an increase in the shares authorized under the FreightCar America, Inc. 2022 Long Term Incentive Plan for general use and the approval of an increase in the shares authorized under the FreightCar America, Inc. 2022 Long Term Incentive Plan for settlement of stock appreciation rights outstanding as of March 16, 2023, but will not be taken into account in determining the outcome of the election of directors. However, each of our directors and director candidates has offered a contingent resignation that may be accepted by the Board in its discretion if a majority of the votes are not cast “FOR” such director in an uncontested election.

What happens if additional proposals are presented at the Annual Meeting?

If you vote by proxy, your proxy grants the persons named as proxy holders the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

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Who will bear the costs of soliciting votes for the Annual Meeting?

Certain directors, officers and employees, who will not receive any additional compensation for such activities, may solicit proxies by personal interview, mail, telephone or electronic communication. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. We will bear all costs of solicitation, including a base fee of $10,000 and reasonable out-of-pocket expenses to be paid to the proxy solicitation firm of Okapi Partners LLC.

PROPOSALS TO BE VOTED ON

Proposal 1 – Election of Class III Directors and Class I Directors

Our certificate of incorporation provides for a classified Board consisting of three classes of the same or nearly the same number of directors. The term of office of each current Class III director is scheduled to expire at our Annual Meeting to be held this year. Currently, two of our directors, James R. Meyer and Elizabeth K. Arnold, are Class III directors. At the recommendation of our Nominating and Corporate Governance Committee, our Board has determined to nominate Mr. Meyer and Ms. Arnold for election to three-year terms as Class III directors at our Annual Meeting this year. Each nominee elected by our stockholders as a Class III director at the Annual Meeting will be elected to a term to expire at the annual meeting of stockholders in 2026.

Effective June 20, 2022, our Board appointed José De Nigris Felán and Travis D. Kelly to the Board as Class I directors (i) pursuant to contractual arrangements, in the case of Mr. Kelly, and (ii) to expand the Board to equalize the number of directors in each class, and to serve until our upcoming annual meeting of stockholders. At the recommendation of our Nominating and Corporate Governance Committee, in accordance with our by-laws, our Board has determined to nominate Messrs. De Nigris Felán and Kelly for election at our annual meeting this year to a term as Class I directors consisting of the one remaining year of the three-year term of our Class I directors, which term expires at our 2024 annual meeting of stockholders.

Information about the director nominees, the continuing directors and our Board is contained in the section of this proxy statement entitled “Governance of the Company—Board Structure and Composition.”

In the event a nominee is not available to serve for any reason when the election occurs, it is intended that the proxies will be voted for the election of the other nominees and may be voted for any substitute nominee. Our Board has no reason to believe that any of the nominees will not be a candidate or, if elected, will be unable or unwilling to serve as a director.

Our Board recommends that you vote “FOR” the election of James R. Meyer and Elizabeth K. Arnold as Class III directors and José De Nigris Felán and Travis D. Kelly as Class I directors.

Proposal 2 – Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), which amended Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), enables our stockholders to approve, on an advisory basis, the compensation programs for our named executive officers (“NEOs”) (sometimes referred to as a “Say on Pay” or a “Say on Pay Vote”).

We believe that our executive compensation programs must be closely linked to our stockholders’ interests, and we welcome our stockholders’ input in this area. Our compensation programs are designed to attract, motivate and retain the individuals we need to drive business success. We believe that our executives should act in the long-term interests of our stockholders, and therefore, we pay a significant portion of total compensation to our executives in the form of long-term performance-based equity compensation. Our compensation programs also are closely tied to performance, with incentive compensation varying in accordance with objectively determinable Company performance measures.

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The Compensation Committee of our Board follows best practices in the design and governance of our compensation programs, including, but not limited to the following:

•	we have adopted a clawback policy;

•	we have adopted an anti-hedging policy for our officers and directors;

•	we have adopted stock ownership guidelines for our officers and directors and the stock ownership of each of our officers and directors (i) met the Company’s minimum stock ownership requirements in 2022, or (ii) were in the transition period to comply with such guidelines;

•	our equity incentive plans expressly prohibit repricing or exchanging awards;

•	we do not pay tax gross-ups for change in control payments under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”);

•	we do not provide perquisites for former or retired executives;

•	we do not provide personal use of corporate aircraft, personal security systems maintenance and/or installation, or executive life insurance; and

•	we do not pay or provide payments for terminations for cause or resignations other than for good reason.

At our 2022 annual meeting of stockholders, we received 99% support from our stockholders on our proposal for the compensation of our NEOs, an increase from 89% at the 2021 annual meeting of stockholder and 46% at the 2020 annual meeting of stockholders.

You are invited to review the accompanying summary compensation table and the related narrative disclosure and to vote to approve, on an advisory basis, the compensation of our NEOs through the adoption of the following resolution at the 2023 annual meeting:

“Resolved, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the summary compensation table and narrative discussion, is hereby approved.”

This vote is nonbinding. The Board and the Compensation Committee, which is comprised of independent directors, will consider the outcome of the vote when evaluating future executive compensation decisions.

Our Board recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our NEOs.

Proposal 3 – Approval, on an Advisory Basis, of the Frequency of Future Advisory Votes on the Approval of the Compensation of our Named Executive Officers

The Dodd-Frank Act also provides that stockholders must be given the opportunity to vote, at least every six years, on an advisory basis, for the frequency with which we should seek future advisory votes on the compensation of our NEOs as disclosed in accordance with the compensation disclosure rules of the Securities and Exchange Commission (“SEC”). By voting with respect to this Proposal 3, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation every one, two or three years. Stockholders also may abstain from casting a vote on this proposal.

At the 2017 annual meeting of stockholders, the Board proposed, and our stockholders approved, on an advisory basis, a frequency of every year for advisory votes on the compensation of our NEOs. In accordance with this vote, the Board has provided for an advisory vote on the compensation of our NEOs every year since 2017. At this year’s annual meeting, stockholders again will have the opportunity to vote, on an advisory basis, on the frequency of advisory votes on the compensation of our NEOs.

Our Board has determined that an annual advisory vote on executive compensation will continue to allow our stockholders to provide timely and direct input on our executive compensation philosophy, policies and practices as disclosed in the proxy statement each year. Our Board believes that an annual advisory vote on executive compensation is consistent with our efforts to engage in an ongoing dialogue with our stockholders on executive compensation and corporate governance matters.

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This vote is non-binding. The Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation. The Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our stockholders. The next required vote on the frequency of advisory votes on the compensation of our NEOs will occur no later than the 2029 annual meeting.

The proxy card allows stockholders to choose among four options (holding the vote every one, two or three years, or abstaining). Stockholders therefore will not be voting to approve or disapprove the Board’s recommendation, but rather to indicate their own choice among the frequency options.

Our Board recommends that you vote for a frequency of every “1 Year” for future advisory votes on the compensation of our NEOs.

Proposal 4 – Ratification of the Appointment of Independent Registered Public Accounting Firm

The Audit Committee has selected Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and the Board recommends approval of such selection by the stockholders. The Audit Committee is directly responsible for the selection, evaluation, compensation (including negotiation of fees), retention and oversight of the Company’s independent registered public accounting firm. In order to assure the continued independence of the firm, the Audit Committee periodically considers whether there should be rotation of the independent registered public accounting firm. In addition, in conjunction with the mandated rotation of the firm’s lead engagement partner, the Audit Committee, led by its Chairperson, is directly involved in the selection of the new lead engagement partner. Representatives of Grant Thornton LLP are not expected to be present at the Annual Meeting.

Change in Auditor

As previously disclosed, on March 24, 2021, the Audit Committee approved the engagement of Grant Thornton LLP as the Company’s registered public accounting firm for the Company’s fiscal year ending December 31, 2021. Deloitte & Touche LLP (“Deloitte”) had been engaged as the Company’s independent registered public accounting firm since 1999 and, as previously disclosed on March 24, 2021, Deloitte notified the Company that it would not stand for re-election.

In connection with that notification, on March 24, 2021, the Audit Committee approved the engagement of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm. Deloitte audited our financial statements for our fiscal year ended December 31, 2020 and December 31, 2019, which were prepared in accordance with U.S. GAAP. Upon the completion of Deloitte’s audit for such periods, Deloitte’s engagement was completed, and Grant Thornton LLP became the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2020 and 2019, there were (i) no disagreements with Deloitte on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused them to make reference to the subject matter of the disagreements in their audit reports, and (ii) no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company previously provided Deloitte with a copy of the disclosure set forth in this section and requested that Deloitte furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, each as required by applicable SEC rules. A copy of Deloitte’s letter, dated March 24, 2021, is attached as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on March 24, 2021.

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Stockholder ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm is not required by our by-laws or otherwise. However, we are submitting the appointment of Grant Thornton LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, our Audit Committee will review its selection of independent registered public accounting firms. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

For information regarding audit and other fees billed by Grant Thornton LLP and Deloitte & Touche LLP for services rendered with respect to fiscal years 2021 and 2020, respectively, see the section of this proxy statement entitled “Fees of Independent Registered Public Accounting Firm and Audit Committee Report—Fees Billed by Independent Registered Public Accounting Firm.”

Our Board recommends that you vote “FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm.

Proposal 5 – Approval of Increase in Shares Authorized under the FreightCar America, Inc. 2022 Long Term Incentive Plan for General Use

Introduction

We are asking stockholders to approve an increase in the number of shares authorized for issuance under the FreightCar America, Inc. 2022 Long Term Incentive Plan (the “2022 LTIP”) for general use. At the recommendation of our Compensation Committee, our Board approved an increase in authorized shares under the 2022 LTIP on March 23, 2023, subject to the required approval of our stockholders at our Annual Meeting. If our stockholders approve the proposed increase, it will become effective on May 11, 2023. Our Board believes that it is advisable to approve the proposed increase to continue to give the Company ongoing flexibility to attract, retain and reward employees, directors, consultants and advisors. In presenting this Proposal 5, we are not giving effect to any increase in the number of shares authorized from issuance under the 2022 LTIP under Proposal 6.

Pursuant to this Proposal 5, in the form of the amendment included in this proxy statement as Appendix A, the Board proposes to amend the 2022 LTIP to increase the number of shares of common stock authorized for issuance under the 2022 LTIP from (i) 1,234,788, which number includes 354,788 shares under the Corporation’s 2018 Long Term Incentive Plan, as amended and restated (the “2018 LTIP”), and the 2005 Long Term Incentive Plan, as amended and restated (the “2005 LTIP” and, together with the 2018 LTIP, the “Prior LTIPs”) that remained available for grant as of May 12, 2022, plus (ii) any shares remaining for grant under the Prior LTIPs subject to awards that, after May 12, 2022, were or are forfeited, terminated, lapsed or satisfied thereunder in cash or property other than shares, to (i) 2,664,788 shares, which number of shares includes the 354,788 shares carried over from the Prior LTIPs that remained available for grant as of May 12, 2022, plus (ii) any shares remaining for grant under the Prior LTIPs subject to awards that, after May 12, 2022, were or are forfeited, terminated, lapsed or satisfied thereunder in cash or property other than shares (the “General Increase”). If the General Increase is not approved, the 2022 LTIP will continue as currently in effect unless and until otherwise amended in accordance with its terms. If both this Proposal 5 and Proposal 6 are approved, the shares authorized for issuance under the 2022 LTIP will be increased by 1,430,000 shares for general use (under Proposal 5) and 2,132,113 shares for settlement of stock appreciation rights outstanding as of March 16, 2023 (under Proposal 6).

Purpose of General Increase

The purpose of the General Increase would be to permit the Company to continue the operation of the 2022 LTIP for the benefit of new participants, as well as to allow additional awards to current participants. Participants under the 2022 LTIP may include employees, consultants, and directors of the Company, a subsidiary, or affiliates.

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Run Rate and Dilution

As of March 16, 2023, approximately 490,271 shares of common stock remained available for issuance of future awards under the 2022 LTIP. As of March 16, 2023, 793,724 full value awards and 1,315,031 stock options are outstanding under the 2022 LTIP. As of March 16, 2023, the average weighted per share exercise price of all outstanding stock options was $4.47 and the weighted average remaining contractual term was 8.66 years. Based on past trends and current expectations for possible future awards, the Company is recommending that an additional 1,430,000 shares of common stock be made available for issuance under the 2022 LTIP, resulting in a total of 2,664,788 available if the General Increase is approved by stockholders (with approximately 1,920,271 shares being available for grant upon shareholder approval of this amendment). The Company anticipates these shares will be sufficient to cover equity awards for approximately the next two years. Despite this estimate, the duration of the share reserve may be shorter or longer depending on various factors such as stock price, aggregate equity needs, and equity award type mix. On March 16, 2023, the closing price per share of the Company’s common stock on the Nasdaq Global Market was $3.25.

Common measures for the use of stock incentive plans include the run rate and the overhang rate. The run rate measures the annual dilution from equity awards granted during a particular year. The Company calculates this based on all options and restricted share awards granted under the 2022 LTIP, together with any awards remaining outstanding under our Prior LTIPs in a given year as a percent of the weighted average shares of common stock outstanding in that year. The Company’s run rates for 2020, 2021 and 2022 were approximately 6.50%, 3.96% and 3.63%, respectively, with a three-year average of 4.70%. After discussing with Exequity, our compensation consultant, and reviewing the grant practices of comparator companies, the Company believes these are reasonable levels. The run rate may increase in future years as the number of Company employees who are eligible to receive equity awards grows, and if the Company continues to have equity awards as an important component of compensation for executives and other key employees to better align their interests with the interests of stockholders.

The overhang rate is a measure of potential dilution to stockholders. The Company calculates this based on all unissued shares available for grant under the 2022 LTIP and the Prior LTIPs plus outstanding options and restricted shares as a percentage of the total number of shares of common stock outstanding. As of March 16, 2023, the Company’s overhang rate was approximately 14.68%. After discussing with Exequity and reviewing the grant practices of comparator companies, the Company believes this is a reasonable level and provides the Company with the appropriate flexibility to ensure meaningful equity awards in future years to executives and other key employees to better align their interests with the interests of stockholders.

Governance Highlights and Best Practices of the 2022 LTIP

The 2022 LTIP incorporates certain compensation governance provisions that reflect best and prevalent practices. These include:

•	Minimum vesting period of one year from the date of grant for all awards under the 2022 LTIP, subject to certain limited exceptions (including an exception for up to 5% of the shares reserved for issuance under the 2022 LTIP);

•	Fungible share ratio, under which the total number of shares authorized to be issued under the 2022 LTIP will be reduced by one share for each share subject to an appreciation award granted under the 2022 LTIP and by 1.2 shares for each share subject to a full-value stock-based award granted under the 2022 LTIP;

•	Minimum 100% fair market value exercise or grant price for options and stock appreciation rights (“SARs”), which have a maximum term of 10 years from the date of grant;

•	Maximum limit of 880,000 shares that may be issued pursuant to options intended to qualify as incentive stock options, which number will be increased by the number of shares carried over from the Prior LTIPs that remained available for grant as of May 12, 2022 and the number of newly authorized shares if the General Increase is approved;

•	Annual limit of $500,000 on the cash and equity compensation that may be paid or awarded to a non-employee director ($1,000,000 for the lead independent director and/or non-executive chair of the Board) in any calendar year with respect to his or her service as a non-employee director;

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•	No repricing of options or SARs and no cash buyout of underwater options and SARs without stockholder approval;

•	No “liberal” share recycling for any awards under the 2022 LTIP;

•	No dividends or dividend equivalents paid out currently on unvested awards;

•	No dividend equivalents on options or SARs;

•	No evergreen provision;

•	No “liberal” change in control definition;

•	“Double-trigger” vesting for change in control benefits; and

•	No excise tax gross-up on change in control benefits.

Summary of the 2022 LTIP

The following summary of the 2022 LTIP reflects the 2022 LTIP without giving effect to the General Increase or any increase pursuant to Proposal 6 and should be read in conjunction with, and is qualified in its entirety by reference to, the full text of the 2022 LTIP, which was filed with the Securities and Exchange Commission on March 27, 2023 as an exhibit to our Annual Report on Form 10-K and is available at www.sec.gov.

Purpose. The 2022 LTIP is intended to provide incentives to attract, retain and motivate our and our subsidiaries’ and affiliates’ employees, consultants and directors, to provide for competitive compensation opportunities, to encourage long-term service, to recognize individual contributions and reward achievement of performance goals and to promote the creation of long-term value for our stockholders by aligning the interests of such persons with those of our stockholders.

Eligibility and Administration. Employees, consultants and non-employee directors of the Company and its subsidiaries and affiliates are eligible to be granted awards under the 2022 LTIP. The 2022 LTIP will be administered by the Compensation Committee or such other committee so designated by the Board (the “Administrator”). The Administrator determines which employees, consultants and non-employee directors receive awards and the types of awards to be granted. As of March 16, 2023, approximately 319 employees, 0 consultants and 6 non-employee directors would be eligible to receive awards under the 2022 LTIP.

Available Shares. The total number of shares reserved for issuance under the 2022 LTIP, without giving effect to this Proposal 5, is equal to the sum of (i) 2,664,788 shares, which number of shares includes the 354,788 shares carried over from the Prior LTIPs that remained available for grant as of May 12, 2022, plus (ii) any shares remaining for grant under the Prior LTIPs subject to awards that, after May 12, 2022, were or are forfeited, terminated, lapsed or satisfied thereunder in cash or property other than shares. No new awards may be granted under the Prior LTIPs following May 12, 2022, but the Prior LTIPs and any applicable award agreements issued thereunder will continue to govern any awards that remain outstanding thereunder on and after such date.

The total number of shares authorized to be issued under the 2022 LTIP will be reduced by one share for each share that is subject to an option, stock appreciation right (“SAR”) or other appreciation-only award granted under the 2022 LTIP, and by 1.2 shares for each share that is subject to a restricted stock, restricted stock unit (“RSU”), performance share or other full-value stock-based award granted under the 2022 LTIP. Any shares relating to awards that terminate by expiration, forfeiture or cancellation without the issuance of such shares, cash or other benefit in lieu of such shares will become available again for grant under the 2022 LTIP; provided that the number of shares authorized to be issued under the 2022 LTIP will be increased by one share for each such share that was subject to an option, SAR or other appreciation-only award granted under the 2022 LTIP, and by 1.2 shares for each such share that was subject to a restricted stock, RSU, performance share or other full-value stock-based award granted under the 2022 LTIP. The following shares shall not become available for issuance under the 2022 LTIP: (i) shares tendered by participants as full or partial payment to the Company upon exercise of options granted under the 2022 LTIP; and (ii) shares withheld by, or otherwise remitted to, the Company to satisfy a participant’s tax withholding obligations upon the lapse of restrictions on restricted stock or RSUs, the exercise of options or SARs granted under the 2022 LTIP, or upon any other payment or issuance of shares under the 2022 LTIP. Awards that, pursuant to their terms, may be settled only in cash will not count against the share reserve under the 2022 LTIP. Shares issued under the 2022 LTIP will be either authorized but previously unissued shares or treasury shares.

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Non-Employee Director Compensation Limit. During any Directors’ Compensation Year (as defined in the 2022 LTIP), in no event will compensation paid to any one non-employee director, including cash fees and awards under the 2022 LTIP (based on the grant date fair value of such awards for financial reporting purposes) in respect of his or her service as a director, exceed $500,000 (“Director Compensation Limit”); provided that, with respect to the compensation paid to any one non-employee director in respect of his or her service as the lead independent director or non-executive chair of the Board, such Director Compensation Limit shall equal $1,000,000.

Minimum Vesting Requirement. Awards granted under the 2022 LTIP will vest no earlier than the first anniversary of the date on which the award is granted and no award may provide for partial or graduated vesting prior to the first anniversary of the date on which it is granted; provided that awards that result in the issuance in the aggregate of no more than five percent (5%) of the shares available for issuance under the 2022 LTIP may be granted to any one or more participants without respect to this minimum vesting period requirement. Awards to non-employee directors will be deemed to satisfy this minimum vesting requirement to the extent that such awards vest on the earlier of the one-year anniversary of the date of grant and the date of the next annual meeting of the Company’s stockholders that is at least 50 weeks after the immediately preceding year’s annual meeting. The Administrator may waive restrictions or forfeiture conditions in any individual case in the event of termination of service resulting from a specified event.

Awards. The 2022 LTIP provides for the grant of stock options, SARs, restricted shares, RSUs, performance shares, performance units, annual cash incentive awards, dividend equivalents, other share-based awards and substitute awards.

Stock Options. Both incentive stock options, which are intended to qualify for special tax treatment under the Code (“incentive stock options”), and nonqualified stock options, which are not intended to qualify for special tax treatment under the Code, may be granted under the 2022 LTIP. The Administrator is authorized to set the terms of an option, including exercise price and the time and method of exercise; provided that the exercise price cannot be less than the market price of our common stock on the date of grant. Without stockholder approval, the Administrator is prohibited from repricing stock options, canceling outstanding options in exchange for the grant of new options with a lower exercise price or another cash or stock award, offering a cash buyout of underwater options or granting reload options. Incentive stock options may only be granted to employees and no employee may be granted more than 880,000 incentive stock options.

Share Appreciation Rights. Each SAR entitles the holder to receive an amount equal to the difference between the fair market value of a specified number of shares on the exercise date and the exercise price of the SAR set by the Administrator as of the date of grant; provided that the exercise price cannot be less than the market price of our common stock on the date of grant. The Administrator is authorized to set the terms of the SARs, including the time and method of exercise. Without stockholder approval, the Administrator is prohibited from repricing SARs, canceling outstanding SARs in exchange for the grant of new SARs or options with a lower exercise price or another cash or stock award, or offering a cash buyout of underwater SARs.

Restricted Shares and RSUs. Awards of restricted shares are subject to restrictions on transferability and such other restrictions, if any, as the Administrator may impose on the date of grant or thereafter. Such restrictions may lapse under such circumstances as the Administrator may determine (subject to the one-year minimum vesting requirement), such as completion of a specified period of continued employment or upon the achievement of performance criteria. Except as otherwise determined by the Administrator, eligible participants, consultants and directors who are granted restricted shares will have all of the rights of a stockholder, including the right to vote and to receive dividends. Restricted shares are forfeited upon the termination of a participant’s employment during the applicable restriction period.

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Each RSU entitles the holder to receive shares of common stock or cash at the end of a specified deferral period. RSUs may also be subject to such restrictions as the Administrator may impose. Such restrictions may lapse under such circumstances as the Administrator may determine, such as completion of a specified period of continued employment or upon the achievement of performance criteria. Except as otherwise determined by the Administrator (subject to the one-year minimum vesting requirement), RSUs subject to restriction are forfeited upon the termination of a participant’s employment during any applicable restriction period.

Performance Shares and Performance Units. Performance shares and performance units provide for the future issuance of shares and payment of cash, respectively, to the recipient upon the attainment of performance goals established by the Administrator. Except as otherwise determined by the Administrator (subject to the one-year minimum vesting requirement), performance shares and performance units will be forfeited upon the termination of a participant’s employment during any applicable performance period. Performance objectives may vary from person to person and will be based upon such criteria as the Administrator may deem appropriate. The Administrator may revise performance objectives if significant events occur during the performance period that the Administrator expects will have a substantial effect on such objectives.

Substitute Awards. Substitute awards are awards that may be granted in replacement of stock or stock-based awards from another business held by current and former employees or non-employee directors of such business that is, or whose stock is, acquired by the Company, in order to preserve the economic value of all or a portion of a substituted award on such terms and conditions (including price) as the Administrator determines. Substitute awards will not reduce the shares authorized for issuance under the 2022 LTIP.

Dividend, Dividend Equivalents and Other Awards. The Administrator may also grant dividends and dividend equivalent rights under the 2022 LTIP. Any dividends or dividend equivalent rights may be paid only at the time and to the extent that the shares underlying the award are distributed. The Administrator also is authorized to grant such other awards that may be denominated in, valued in, or otherwise based on shares. No dividends or dividend equivalents may be paid on stock options or SARs.

Performance Goals. The Administrator may establish performance goals for performance-based awards under the 2022 LTIP, which may be based on any performance measures selected by the Administrator. Such performance measures may include, but are not limited to, any of the following: earnings per share (basic or fully diluted); revenues; earnings (including, but not limited to, earnings before or after taxes, from operations (generally or specified operations), or before or after interest expense, depreciation, amortization, incentives, or extraordinary or special items); earnings growth; cash flow, including operation cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; return on net assets, return on assets, return on investment, return on capital, or return on equity; economic value added; operating margin or operating expense; net income (absolute or competitive growth rates comparative); net income applicable to shares; share price or stockholder return (absolute or peer-group comparative); backlog; net sales growth; customer satisfaction; quality metrics; expense reduction; and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, new product/service placement, supervision of litigation and information technology, leasing execution, or goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures.

Change of Control. If a participant experiences a Qualifying Termination (as described below) following a Change of Control (as defined in the 2022 LTIP) and the awards are assumed or replaced in accordance with the terms of the 2022 LTIP: (i) all outstanding awards granted under the 2022 LTIP with time-based vesting conditions or restrictions shall become fully vested (and all options and SARs shall become exercisable) at the time of such Qualifying Termination; and (ii) all performance-based awards shall become earned and vested and the performance criteria shall be deemed to be achieved or fulfilled at the greater of (A) the actual performance achieved or (B) the target level of performance applicable to the award, but prorated based on the elapsed portion of the performance period as of the time of such Qualifying Termination. Under the 2022 LTIP, a “Qualifying Termination” means a participant’s termination of employment due to the participant’s death or disability (as defined in the 2022 LTIP), an involuntary termination of employment by the Company (other than for cause) or a voluntary termination of employment by the participant for good reason (as defined in the 2022 LTIP), any of which occurs on or following 24 months of the consummation of a Change of Control. If upon a Change of Control the awards are not assumed or replaced in accordance with the terms of the 2022 LTIP: (i) all outstanding awards granted under the 2022 LTIP with time-based vesting conditions or restrictions shall become fully vested (and all options and SARs shall become exercisable) as of the time of the Change of Control; and (ii) all performance-based awards shall become earned and vested and the performance criteria shall be deemed to be achieved or fulfilled at the greater of (A) the actual performance level achieved or (B) the target level of performance applicable to the awards, but prorated based on the elapsed portion of the performance period that has elapsed as of the time of the Change of Control.

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Capital Structure Changes. If the Administrator determines that a share dividend, recapitalization, share split, reverse split, reorganization, merger, consolidation, spin-off, repurchase, share exchange, or other similar corporate transaction affects the shares of the Company’s common stock to be issued pursuant to the 2022 LTIP such that an adjustment is appropriate in order to prevent the dilution of the rights of participants, the Administrator may make such changes as it deems appropriate.

Amendment and Termination. The 2022 LTIP may be amended, suspended or terminated by the Board. However, any amendment or modification for which stockholder approval is required will not be effective until such stockholder approval has been obtained.

Restrictive Covenants. The 2022 LTIP provides that the Administrator may include in any award an agreement that, if the participant breaches the non-competition, non-solicitation, non-disclosure or other similar provisions of the award agreement, whether during or after such participant’s employment, the participant will forfeit all awards granted under the 2022 LTIP, including any awards that have vested and are then exercisable.

Incentive Compensation Recoupment Policy. All awards granted under the 2022 LTIP are subject to the Company’s incentive compensation recoupment policy, as in effect from time to time.

Effective Date and Term. The 2022 LTIP became effective on May 12, 2022, and will terminate as to future awards on May 12, 2032. If this Proposal 5 is approved by stockholders, the Increase will be effective on May 11, 2023.

New Plan Benefits

Our executive officers and directors have an interest in the approval of the General Increase because it relates to the issuance of share-based awards for which executive officers and non-employee directors may be eligible. However, future awards under the 2022 LTIP are at the discretion of the Administrator and the executive officers who may receive awards under the 2022 LTIP in the future cannot be determined at this time.

U.S. Federal Income Tax Considerations for 2022 LTIP

The following is a brief description of the federal income tax treatment that generally applies to 2022 LTIP awards. The description is based on current federal tax laws, rules and regulations, which are subject to change, and does not purport to be a complete description of the federal income tax aspects of the 2022 LTIP. A participant may also be subject to state and local taxes.

Nonqualified Stock Options. The grant of a nonqualified stock option will not result in taxable income to the participant. The participant will realize ordinary income at the time of exercise in an amount equal to the excess, if any, of the then-fair market value of the stock acquired over the exercise price for those shares, and we will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains or losses, with the basis in such stock equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant if the participant was, employed by us or an affiliate, without a break in service, from the date of the grant of the option until the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled). The excess, if any, of the fair market value of the stock at the time of exercise over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised.

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If the participant does not sell or otherwise dispose of the stock acquired upon the exercise of an incentive stock option within two years from the date of the grant of the incentive stock option or within one year after the transfer of such stock to the participant, then, upon disposition of such stock, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and we will not be entitled to a corresponding deduction. A capital loss will be recognized by the participant to the extent that the amount realized is less than the exercise price. If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess, if any, of the fair market value of the stock on the date of exercise over the exercise price or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and we will be entitled to a corresponding deduction.

SARs. The grant of a SAR will not result in taxable income to the participant at the time of the grant. The participant will realize ordinary income at the time of exercise in an amount equal to the amount of cash or the fair market value of the shares paid upon exercise, and we will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of any shares received will be treated as capital gains or losses, with the basis in such stock equal to the fair market value of the shares at the time of exercise.

Restricted Shares and Performance Shares. A grant of restricted shares or performance shares will not result in taxable income to the participant at the time of grant, and we will not be entitled to a corresponding deduction, assuming that the shares are subject to transferability restrictions and that certain restrictions on the shares constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon vesting, the holder will realize ordinary income in an amount equal to the then-fair market value of the vested shares, and we will be entitled to a corresponding deduction. Gains or losses realized by the participant upon subsequent disposition of such shares will be treated as capital gains or losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the holder of restricted shares during the restricted period also will be compensation income to the participant, and we will be entitled to a corresponding deduction when the dividends no longer are subject to a substantial risk of forfeiture or become transferable. A participant may elect pursuant to Section 83(b) of the Code to have income recognized at the date a restricted share award or performance share award, as the case may be, is granted and to have the applicable capital gains holding period commence as of that date. In such a case, we will be entitled to a corresponding deduction on the date of grant.

RSUs and Performance Units. A grant of RSUs or performance units will not result in taxable income to the participant at the time of grant, and we will not be entitled to a corresponding deduction. Upon vesting and issuance of the underlying shares (if the RSUs are paid in stock), the holder will realize ordinary income in an amount equal to the then-fair market value of the issued shares, and we will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains or losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting and issuance. Dividend equivalents accrued on behalf of the holder of RSUs during the restricted period also will be compensation income to the participant when paid, and we will be entitled to a corresponding deduction when the dividend equivalents are paid. No election pursuant to Section 83(b) of the Code may be made with respect to RSUs and performance units.

Annual Cash Incentive Awards. A participant will recognize taxable compensation equal to the amount of an annual cash incentive award (including RSUs that are paid in cash) on the date the award is paid to the participant. The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes.

Performance Awards and Other Share-Based Awards. A grant of a performance award or other share-based award will not result in taxable income to the participant at the time of grant, and we will not be entitled to a corresponding deduction. Upon payment of cash or the vesting or issuance of the underlying shares, the participant will recognize ordinary income in an amount equal to the cash received or the then-fair market value of the issued shares, and we will be entitled to a corresponding deduction. Gains or losses realized by the participant upon subsequent disposition of such shares will be treated as capital gains or losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting and issuance.

Tax Withholding. As a condition to the delivery of any shares to the recipient of an award, we may require the recipient to make arrangements for meeting certain tax withholding requirements in connection with the award or withhold or receive shares in satisfaction of a participant’s tax obligations; provided that the amount of tax withholding to be satisfied by withholding shares will be limited to the maximum individual statutory tax rate in a given jurisdiction (or such lower amount as may be necessary to avoid liability award accounting or any other accounting consequence or cost to the Company).

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Section 162(m). In general, Code Section 162(m) denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its principal executive officer, principal financial officer and the three other executive officers whose compensation is disclosed in its proxy statement as a result of their total compensation, subject to certain exceptions and the limited transition relief provided under the Tax Cuts and Jobs Act.

Section 409A. To the extent applicable, it is intended that the 2022 LTIP and any awards made under the 2022 LTIP either be exempt from, or, in the alternative, comply with the provisions of Code Section 409A, including the available exemptions from Section 409A including qualifying stock rights and short-term deferrals. The Company intends to administer the 2022 LTIP and any awards made thereunder in a manner consistent with the requirements of Code Section 409A.

Our Board recommends that you vote “FOR” the approval of the increase in shares authorized under the FreightCar America, Inc. 2022 Long Term Incentive Plan for general use.

Proposal 6 – Approval of Increase in Shares Authorized under the FreightCar America, Inc. 2022 Long Term Incentive Plan for Settlement of Stock Appreciation Rights Outstanding as of March 16, 2023

Introduction

We are asking stockholders to approve an increase in the number of shares authorized for issuance under the 2022 LTIP in connection with the settlement of certain outstanding stock appreciation rights awards to allow for such awards to be settled in shares of common stock rather than in cash. On March 23, 2023, our Board approved the amendment of certain outstanding stock appreciation rights awards to allow for such awards to be settled in shares of common stock rather than in cash, subject to the required approval of our stockholders at our Annual Meeting. If our stockholders approve the proposed increase, it will become effective on May 11, 2023. In presenting this Proposal 6, we are not giving effect to any increase in the number of shares authorized from issuance under the 2022 LTIP under Proposal 5.

Pursuant to this Proposal 6, in the form of the amendment included in this proxy statement as Appendix B, the Board proposes to amend the 2022 LTIP to increase the number of shares of common stock authorized for issuance under the 2022 LTIP from (i) 1,234,788, which number includes 354,788 shares under the Corporation’s 2018 Long Term Incentive Plan, as amended and restated (the “2018 LTIP”), and the 2005 Long Term Incentive Plan, as amended and restated (the “2005 LTIP” and, together with the 2018 LTIP, the “Prior LTIPs”) that remained available for grant as of May 12, 2022, plus (ii) any shares remaining for grant under the Prior LTIPs subject to awards that, after May 12, 2022, were or are forfeited, terminated, lapsed or satisfied thereunder in cash or property other than shares, to (i) 3,366,901 shares, which number of shares includes the 354,788 shares carried over from the Prior LTIPs that remained available for grant as of May 12, 2022, plus (ii) any shares remaining for grant under the Prior LTIPs subject to awards that, after May 12, 2022, were or are forfeited, terminated, lapsed or satisfied thereunder in cash or property other than shares (the “SAR Increase”). If the SAR Increase is not approved, the 2022 LTIP will continue as currently in effect unless and until otherwise amended in accordance with its terms. If both this Proposal 6 and Proposal 5 are approved, the shares authorized for issuance under the 2022 LTIP will be increased by 2,132,113 shares for settlement of stock appreciation rights outstanding as of March 16, 2023 (under Proposal 6) and 1,430,000 shares for general use (under Proposal 5).

Purpose of SAR Increase

If this Proposal 6 is approved by stockholders, the Company intends to amend stock appreciation rights outstanding as of March 16, 2023 for an aggregate of 2,132,113 shares of common stock held by employees to allow for such awards to be settled in shares of common stock rather than in cash as they are currently structured, in order to provide for stronger alignment of such employees with stockholders, and to provide flexibility to the Company to manage its cash.

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Governance Highlights and Best Practices of the 2022 LTIP

The 2022 LTIP incorporates certain compensation governance provisions that reflect best and prevalent practices. These include:

•	Minimum vesting period of one year from the date of grant for all awards under the 2022 LTIP, subject to certain limited exceptions (including an exception for up to 5% of the shares reserved for issuance under the 2022 LTIP);

•	Fungible share ratio, under which the total number of shares authorized to be issued under the 2022 LTIP will be reduced by one share for each share subject to an appreciation award granted under the 2022 LTIP and by 1.2 shares for each share subject to a full-value stock-based award granted under the 2022 LTIP;

•	Minimum 100% fair market value exercise or grant price for options and stock appreciation rights (“SARs”), which have a maximum term of 10 years from the date of grant;

•	Maximum limit of 880,000 shares that may be issued pursuant to options intended to qualify as incentive stock options, which number will be increased by the number of shares carried over from the Prior LTIPs that remained available for grant as of May 12, 2022;

•	Annual limit of $500,000 on the cash and equity compensation that may be paid or awarded to a non-employee director ($1,000,000 for the lead independent director and/or non-executive chair of the Board) in any calendar year with respect to his or her service as a non-employee director;

•	No repricing of options or SARs and no cash buyout of underwater options and SARs without stockholder approval;

•	No “liberal” share recycling for any awards under the 2022 LTIP;

•	No dividends or dividend equivalents paid out currently on unvested awards;

•	No dividend equivalents on options or SARs;

•	No evergreen provision;

•	No “liberal” change in control definition;

•	“Double-trigger” vesting for change in control benefits; and

•	No excise tax gross-up on change in control benefits.

Summary of the 2022 LTIP

The following summary of the 2022 LTIP reflects the 2022 LTIP without giving effect to the SAR Increase or any increase pursuant to Proposal 5 and should be read in conjunction with, and is qualified in its entirety by reference to, the full text of the 2022 LTIP, which was filed with the Securities and Exchange Commission on March 27, 2023 as an exhibit to our Annual Report on Form 10-K and is available at www.sec.gov.

Purpose. The 2022 LTIP is intended to provide incentives to attract, retain and motivate our and our subsidiaries’ and affiliates’ employees, consultants and directors, to provide for competitive compensation opportunities, to encourage long-term service, to recognize individual contributions and reward achievement of performance goals and to promote the creation of long-term value for our stockholders by aligning the interests of such persons with those of our stockholders.

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Eligibility and Administration. Employees, consultants and non-employee directors of the Company and its subsidiaries and affiliates are eligible to be granted awards under the 2022 LTIP. The 2022 LTIP will be administered by the Compensation Committee or such other committee so designated by the Board (the “Administrator”). The Administrator determines which employees, consultants and non-employee directors receive awards and the types of awards to be granted. As of March 16, 2023, approximately 319 employees, 0 consultants and 6 non-employee directors would be eligible to receive awards under the 2022 LTIP.

Available Shares. The total number of shares reserved for issuance under the 2022 LTIP, without giving effect to this Proposal 5, is equal to the sum of (i) 2,664,788 shares, which number of shares includes the 354,788 shares carried over from the Prior LTIPs that remained available for grant as of May 12, 2022, plus (ii) any shares remaining for grant under the Prior LTIPs subject to awards that, after May 12, 2022, were or are forfeited, terminated, lapsed or satisfied thereunder in cash or property other than shares. No new awards may be granted under the Prior LTIPs following May 12, 2022, but the Prior LTIPs and any applicable award agreements issued thereunder will continue to govern any awards that remain outstanding thereunder on and after such date.

The total number of shares authorized to be issued under the 2022 LTIP will be reduced by one share for each share that is subject to an option, stock appreciation right (“SAR”) or other appreciation-only award granted under the 2022 LTIP, and by 1.2 shares for each share that is subject to a restricted stock, restricted stock unit (“RSU”), performance share or other full-value stock-based award granted under the 2022 LTIP. Any shares relating to awards that terminate by expiration, forfeiture or cancellation without the issuance of such shares, cash or other benefit in lieu of such shares will become available again for grant under the 2022 LTIP; provided that the number of shares authorized to be issued under the 2022 LTIP will be increased by one share for each such share that was subject to an option, SAR or other appreciation-only award granted under the 2022 LTIP, and by 1.2 shares for each such share that was subject to a restricted stock, RSU, performance share or other full-value stock-based award granted under the 2022 LTIP. The following shares shall not become available for issuance under the 2022 LTIP: (i) shares tendered by participants as full or partial payment to the Company upon exercise of options granted under the 2022 LTIP; and (ii) shares withheld by, or otherwise remitted to, the Company to satisfy a participant’s tax withholding obligations upon the lapse of restrictions on restricted stock or RSUs, the exercise of options or SARs granted under the 2022 LTIP, or upon any other payment or issuance of shares under the 2022 LTIP. Awards that, pursuant to their terms, may be settled only in cash will not count against the share reserve under the 2022 LTIP. Shares issued under the 2022 LTIP will be either authorized but previously unissued shares or treasury shares.

Non-Employee Director Compensation Limit. During any Directors’ Compensation Year (as defined in the 2022 LTIP), in no event will compensation paid to any one non-employee director, including cash fees and awards under the 2022 LTIP (based on the grant date fair value of such awards for financial reporting purposes) in respect of his or her service as a director, exceed $500,000 (“Director Compensation Limit”); provided that, with respect to the compensation paid to any one non-employee director in respect of his or her service as the lead independent director or non-executive chair of the Board, such Director Compensation Limit shall equal $1,000,000.

Minimum Vesting Requirement. Awards granted under the 2022 LTIP will vest no earlier than the first anniversary of the date on which the award is granted and no award may provide for partial or graduated vesting prior to the first anniversary of the date on which it is granted; provided that awards that result in the issuance in the aggregate of no more than five percent (5%) of the shares available for issuance under the 2022 LTIP may be granted to any one or more participants without respect to this minimum vesting period requirement. Awards to non-employee directors will be deemed to satisfy this minimum vesting requirement to the extent that such awards vest on the earlier of the one-year anniversary of the date of grant and the date of the next annual meeting of the Company’s stockholders that is at least 50 weeks after the immediately preceding year’s annual meeting. The Administrator may waive restrictions or forfeiture conditions in any individual case in the event of termination of service resulting from a specified event.

Awards. The 2022 LTIP provides for the grant of stock options, SARs, restricted shares, RSUs, performance shares, performance units, annual cash incentive awards, dividend equivalents, other share-based awards and substitute awards.

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Stock Options. Both incentive stock options, which are intended to qualify for special tax treatment under the Code (“incentive stock options”), and nonqualified stock options, which are not intended to qualify for special tax treatment under the Code, may be granted under the 2022 LTIP. The Administrator is authorized to set the terms of an option, including exercise price and the time and method of exercise; provided that the exercise price cannot be less than the market price of our common stock on the date of grant. Without stockholder approval, the Administrator is prohibited from repricing stock options, canceling outstanding options in exchange for the grant of new options with a lower exercise price or another cash or stock award, offering a cash buyout of underwater options or granting reload options. Incentive stock options may only be granted to employees and no employee may be granted more than 880,000 incentive stock options.

Share Appreciation Rights. Each SAR entitles the holder to receive an amount equal to the difference between the fair market value of a specified number of shares on the exercise date and the exercise price of the SAR set by the Administrator as of the date of grant; provided that the exercise price cannot be less than the market price of our common stock on the date of grant. The Administrator is authorized to set the terms of the SARs, including the time and method of exercise. Without stockholder approval, the Administrator is prohibited from repricing SARs, canceling outstanding SARs in exchange for the grant of new SARs or options with a lower exercise price or another cash or stock award, or offering a cash buyout of underwater SARs.

Restricted Shares and RSUs. Awards of restricted shares are subject to restrictions on transferability and such other restrictions, if any, as the Administrator may impose on the date of grant or thereafter. Such restrictions may lapse under such circumstances as the Administrator may determine (subject to the one-year minimum vesting requirement), such as completion of a specified period of continued employment or upon the achievement of performance criteria. Except as otherwise determined by the Administrator, eligible participants, consultants and directors who are granted restricted shares will have all of the rights of a stockholder, including the right to vote and to receive dividends. Restricted shares are forfeited upon the termination of a participant’s employment during the applicable restriction period.

Each RSU entitles the holder to receive shares of common stock or cash at the end of a specified deferral period. RSUs may also be subject to such restrictions as the Administrator may impose. Such restrictions may lapse under such circumstances as the Administrator may determine, such as completion of a specified period of continued employment or upon the achievement of performance criteria. Except as otherwise determined by the Administrator (subject to the one-year minimum vesting requirement), RSUs subject to restriction are forfeited upon the termination of a participant’s employment during any applicable restriction period.

Performance Shares and Performance Units. Performance shares and performance units provide for the future issuance of shares and payment of cash, respectively, to the recipient upon the attainment of performance goals established by the Administrator. Except as otherwise determined by the Administrator (subject to the one-year minimum vesting requirement), performance shares and performance units will be forfeited upon the termination of a participant’s employment during any applicable performance period. Performance objectives may vary from person to person and will be based upon such criteria as the Administrator may deem appropriate. The Administrator may revise performance objectives if significant events occur during the performance period that the Administrator expects will have a substantial effect on such objectives.

Substitute Awards. Substitute awards are awards that may be granted in replacement of stock or stock-based awards from another business held by current and former employees or non-employee directors of such business that is, or whose stock is, acquired by the Company, in order to preserve the economic value of all or a portion of a substituted award on such terms and conditions (including price) as the Administrator determines. Substitute awards will not reduce the shares authorized for issuance under the 2022 LTIP.

Dividend, Dividend Equivalents and Other Awards. The Administrator may also grant dividends and dividend equivalent rights under the 2022 LTIP. Any dividends or dividend equivalent rights may be paid only at the time and to the extent that the shares underlying the award are distributed. The Administrator also is authorized to grant such other awards that may be denominated in, valued in, or otherwise based on shares. No dividends or dividend equivalents may be paid on stock options or SARs.

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Performance Goals. The Administrator may establish performance goals for performance-based awards under the 2022 LTIP, which may be based on any performance measures selected by the Administrator. Such performance measures may include, but are not limited to, any of the following: earnings per share (basic or fully diluted); revenues; earnings (including, but not limited to, earnings before or after taxes, from operations (generally or specified operations), or before or after interest expense, depreciation, amortization, incentives, or extraordinary or special items); earnings growth; cash flow, including operation cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; return on net assets, return on assets, return on investment, return on capital, or return on equity; economic value added; operating margin or operating expense; net income (absolute or competitive growth rates comparative); net income applicable to shares; share price or stockholder return (absolute or peer-group comparative); backlog; net sales growth; customer satisfaction; quality metrics; expense reduction; and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, new product/service placement, supervision of litigation and information technology, leasing execution, or goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures.

Change of Control. If a participant experiences a Qualifying Termination (as described below) following a Change of Control (as defined in the 2022 LTIP) and the awards are assumed or replaced in accordance with the terms of the 2022 LTIP: (i) all outstanding awards granted under the 2022 LTIP with time-based vesting conditions or restrictions shall become fully vested (and all options and SARs shall become exercisable) at the time of such Qualifying Termination; and (ii) all performance-based awards shall become earned and vested and the performance criteria shall be deemed to be achieved or fulfilled at the greater of (A) the actual performance achieved or (B) the target level of performance applicable to the award, but prorated based on the elapsed portion of the performance period as of the time of such Qualifying Termination. Under the 2022 LTIP, a “Qualifying Termination” means a participant’s termination of employment due to the participant’s death or disability (as defined in the 2022 LTIP), an involuntary termination of employment by the Company (other than for cause) or a voluntary termination of employment by the participant for good reason (as defined in the 2022 LTIP), any of which occurs on or following 24 months of the consummation of a Change of Control. If upon a Change of Control the awards are not assumed or replaced in accordance with the terms of the 2022 LTIP: (i) all outstanding awards granted under the 2022 LTIP with time-based vesting conditions or restrictions shall become fully vested (and all options and SARs shall become exercisable) as of the time of the Change of Control; and (ii) all performance-based awards shall become earned and vested and the performance criteria shall be deemed to be achieved or fulfilled at the greater of (A) the actual performance level achieved or (B) the target level of performance applicable to the awards, but prorated based on the elapsed portion of the performance period that has elapsed as of the time of the Change of Control.

Capital Structure Changes. If the Administrator determines that a share dividend, recapitalization, share split, reverse split, reorganization, merger, consolidation, spin-off, repurchase, share exchange, or other similar corporate transaction affects the shares of the Company’s common stock to be issued pursuant to the 2022 LTIP such that an adjustment is appropriate in order to prevent the dilution of the rights of participants, the Administrator may make such changes as it deems appropriate.

Amendment and Termination. The 2022 LTIP may be amended, suspended or terminated by the Board. However, any amendment or modification for which stockholder approval is required will not be effective until such stockholder approval has been obtained.

Restrictive Covenants. The 2022 LTIP provides that the Administrator may include in any award an agreement that, if the participant breaches the non-competition, non-solicitation, non-disclosure or other similar provisions of the award agreement, whether during or after such participant’s employment, the participant will forfeit all awards granted under the 2022 LTIP, including any awards that have vested and are then exercisable.

Incentive Compensation Recoupment Policy. All awards granted under the 2022 LTIP are subject to the Company’s incentive compensation recoupment policy, as in effect from time to time.

Effective Date and Term. The 2022 LTIP became effective on May 12, 2022, and will terminate as to future awards on May 12, 2032. If this Proposal 6 is approved by stockholders, the SAR Increase will be effective on May 11, 2023.

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New Plan Benefits

The specific individuals who will be granted awards under the 2022 LTIP and the type and amount of any such awards will be determined at the discretion of the Administrator. Accordingly, future awards to be received by or allocated to particular individuals under the 2022 LTIP are not presently determinable.

However, the Company intends to amend stock appreciation rights outstanding as of March 16, 2023 for an aggregate of 2,132,113 shares of common stock held by employees to allow for such stock appreciation rights to be settled in shares of common stock rather than in cash. These shares, and the aggregate value of the restricted shares of common stock to be issued under the 2022 LTIP to the Company’s five non-employee directors following the Annual Meeting, are shown in the table below.

2022 LTIP
Name and Position	Dollar value ($)	Number of Shares (#)
James R. Meyer President and Chief Executive Officer	N/A	1,082,005
Michael A. Riordan Vice President, Finance, Chief Financial Officer and Treasurer	N/A	75,000
W. Matthew Tonn Chief Commercial Officer	N/A	444,090
Terence R. Rogers (1)	N/A	N/A
All current executive officers as a group	N/A	1,601,095
All current directors who are not executive officers as a group	$325,000	N/A
All current non-executive officer employees as a group	N/A	531,018

(1) Mr. Rogers served as Vice President, Finance, Chief Financial Officer, Treasurer and Corporate Secretary until March 21, 2022.

U.S. Federal Income Tax Considerations for 2022 LTIP

The following is a brief description of the federal income tax treatment that generally applies to 2022 LTIP awards. The description is based on current federal tax laws, rules and regulations, which are subject to change, and does not purport to be a complete description of the federal income tax aspects of the 2022 LTIP. A participant may also be subject to state and local taxes.

Nonqualified Stock Options. The grant of a nonqualified stock option will not result in taxable income to the participant. The participant will realize ordinary income at the time of exercise in an amount equal to the excess, if any, of the then-fair market value of the stock acquired over the exercise price for those shares, and we will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains or losses, with the basis in such stock equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant if the participant was, employed by us or an affiliate, without a break in service, from the date of the grant of the option until the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled). The excess, if any, of the fair market value of the stock at the time of exercise over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised.

If the participant does not sell or otherwise dispose of the stock acquired upon the exercise of an incentive stock option within two years from the date of the grant of the incentive stock option or within one year after the transfer of such stock to the participant, then, upon disposition of such stock, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and we will not be entitled to a corresponding deduction. A capital loss will be recognized by the participant to the extent that the amount realized is less than the exercise price. If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess, if any, of the fair market value of the stock on the date of exercise over the exercise price or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and we will be entitled to a corresponding deduction.

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SARs. The grant of a SAR will not result in taxable income to the participant at the time of the grant. The participant will realize ordinary income at the time of exercise in an amount equal to the amount of cash or the fair market value of the shares paid upon exercise, and we will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of any shares received will be treated as capital gains or losses, with the basis in such stock equal to the fair market value of the shares at the time of exercise.

Restricted Shares and Performance Shares. A grant of restricted shares or performance shares will not result in taxable income to the participant at the time of grant, and we will not be entitled to a corresponding deduction, assuming that the shares are subject to transferability restrictions and that certain restrictions on the shares constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon vesting, the holder will realize ordinary income in an amount equal to the then-fair market value of the vested shares, and we will be entitled to a corresponding deduction. Gains or losses realized by the participant upon subsequent disposition of such shares will be treated as capital gains or losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the holder of restricted shares during the restricted period also will be compensation income to the participant, and we will be entitled to a corresponding deduction when the dividends no longer are subject to a substantial risk of forfeiture or become transferable. A participant may elect pursuant to Section 83(b) of the Code to have income recognized at the date a restricted share award or performance share award, as the case may be, is granted and to have the applicable capital gains holding period commence as of that date. In such a case, we will be entitled to a corresponding deduction on the date of grant.

RSUs and Performance Units. A grant of RSUs or performance units will not result in taxable income to the participant at the time of grant, and we will not be entitled to a corresponding deduction. Upon vesting and issuance of the underlying shares (if the RSUs are paid in stock), the holder will realize ordinary income in an amount equal to the then-fair market value of the issued shares, and we will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains or losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting and issuance. Dividend equivalents accrued on behalf of the holder of RSUs during the restricted period also will be compensation income to the participant when paid, and we will be entitled to a corresponding deduction when the dividend equivalents are paid. No election pursuant to Section 83(b) of the Code may be made with respect to RSUs and performance units.

Annual Cash Incentive Awards. A participant will recognize taxable compensation equal to the amount of an annual cash incentive award (including RSUs that are paid in cash) on the date the award is paid to the participant. The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes.

Performance Awards and Other Share-Based Awards. A grant of a performance award or other share-based award will not result in taxable income to the participant at the time of grant, and we will not be entitled to a corresponding deduction. Upon payment of cash or the vesting or issuance of the underlying shares, the participant will recognize ordinary income in an amount equal to the cash received or the then-fair market value of the issued shares, and we will be entitled to a corresponding deduction. Gains or losses realized by the participant upon subsequent disposition of such shares will be treated as capital gains or losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting and issuance.

Tax Withholding. As a condition to the delivery of any shares to the recipient of an award, we may require the recipient to make arrangements for meeting certain tax withholding requirements in connection with the award or withhold or receive shares in satisfaction of a participant’s tax obligations; provided that the amount of tax withholding to be satisfied by withholding shares will be limited to the maximum individual statutory tax rate in a given jurisdiction (or such lower amount as may be necessary to avoid liability award accounting or any other accounting consequence or cost to the Company).

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Section 162(m). In general, Code Section 162(m) denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its principal executive officer, principal financial officer and the three other executive officers whose compensation is disclosed in its proxy statement as a result of their total compensation, subject to certain exceptions and the limited transition relief provided under the Tax Cuts and Jobs Act.

Section 409A. To the extent applicable, it is intended that the 2022 LTIP and any awards made under the 2022 LTIP either be exempt from, or, in the alternative, comply with the provisions of Code Section 409A, including the available exemptions from Section 409A including qualifying stock rights and short-term deferrals. The Company intends to administer the 2022 LTIP and any awards made thereunder in a manner consistent with the requirements of Code Section 409A.

Our Board recommends that you vote “FOR” the approval of the increase in shares authorized under the FreightCar America, Inc. 2022 Long Term Incentive Plan for settlement of stock appreciation rights outstanding as of March 16, 2023.

GOVERNANCE OF THE COMPANY

Board Structure and Composition

Our certificate of incorporation provides for a classified Board consisting of three classes of the same or nearly the same number of directors.

•	Elizabeth K. Arnold and James R. Meyer serve in Class III. Their terms will expire on the date of the Annual Meeting.

•	Malcolm F. Moore, José De Nigris Felán and Travis D. Kelly serve in Class I. Mr. Moore’s term will expire on the date of the annual meeting of stockholders to be held in 2024. Messrs. De Nigris Felán and Kelly’s terms will expire on the date of the Annual Meeting.

•	William D. Gehl, Jesus Salvador Gil Benavides and Rodger L. Boehm serve in Class II. Their terms will expire on the date of the annual meeting of the stockholders to be held in 2025.

Upon the expiration of the term of each class of directors, directors of that class generally may be re-elected for a three-year term at the annual meeting of stockholders in the year in which their term expires. A director elected by the Board is designated upon his or her election as a Class I, Class II or Class III director, and serves a term that expires at the next annual meeting of stockholders after such director’s election. A director elected by the stockholders to succeed a director who had been elected during the preceding year by the Board joins the same class as the director whom he or she succeeds and serves a term that expires concurrently with the other directors serving in such class. Effective June 20, 2022, our Board appointed José De Nigris Felán and Travis D. Kelly to the Board as Class I directors (i) pursuant to contractual arrangements, in the case of Mr. Kelly, and (ii) to expand the Board to equalize the number of directors in each class, and to serve until our upcoming annual meeting of stockholders. At the recommendation of our Nominating and Corporate Governance Committee, in accordance with our by-laws, our Board has determined to nominate Messrs. De Nigris Felán and Kelly for election at our annual meeting this year to a term as Class I directors consisting of the one remaining year of the three-year term of our Class I directors, which term expires at our 2024 annual meeting of stockholders.

Each of our directors has signed a contingent resignation letter providing that if a majority of the votes of the shares in an uncontested election in which such director is a nominee are designated to be “withheld” from, or are voted “against,” the director’s election, and the Board accepts the contingent resignation letter following such election, the director’s resignation will be effective upon the acceptance of the resignation by the Board.

The Company is party to an investor rights agreement (the “Investor Rights Agreement”) with Fasemex, Inc. (the “US Seller”), Fabricaciones y Servicios de México, S.A. de C.V. (“Fasemex Mexico”) and Agben de Mexico, S.A. de C.V. (“Agben” and, together with Fasemex Mexico, the “MX Sellers”, and the MX Sellers, together with the US Seller, the “Sellers”). Pursuant to the Investor Rights Agreement, the Sellers have the right to designate one nominee for election to the Company’s Board for so long as the Sellers beneficially own in the aggregate, common stock of the Company equal to at least five percent (5%) of shares of the Company’s common stock outstanding. The director nominee designated by the Sellers is Mr. Jesus Salvador Gil Benavides, who was initially appointed by the Board to serve as a Class II director effective on October 23, 2020. Pursuant to the Investor Rights Agreement, Mr. Jesus Gil was also retained as the Vice President of Operations of the Company.

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In addition, the Investor Rights Agreement provides the Sellers with the right to designate a non-voting observer to attend meetings of the Board and of committees of the Board, subject to customary limitations, for so long as the Sellers beneficially own, in the aggregate, common stock of the Company equal to at least five percent (5%) of shares of the Company’s common stock outstanding. The non-voting board observer is currently Mr. Alejandro Gil.

In connection with the Credit Agreement (the “Term Loan Credit Agreement”) by and among the Company, as guarantor, FreightCar North America (together with the Company, the “Loan Parties”), CO Finance LVS VI LLC, as lender (the “Lender”), an affiliate of a corporate credit fund for which Pacific Investment serves as an investment manager, and U.S. Bank National Association, as disbursing and collateral agent (the “Agent”), the Company also entered into a warrant acquisition agreement (the “Warrant Acquisition Agreement”) with the Lender, which provides for the issuance of a warrant (the “Warrant”) to the Lender, allowing Lender to purchase a number of shares of the Company’s common stock, par value $0.01 per share, equal to 23% of the outstanding common stock on a fully-diluted basis at the time the Warrant is exercised. Pursuant to the Warrant Acquisition Agreement, for so long as the Lender or its affiliates hold (a) at least 50% of the Warrant or (b) at least 50% of the shares issuable pursuant to the exercise of the Warrant, the Lender shall be entitled to designate for recommendation to the Nominating and Corporate Governance Committee of the Board and, upon such recommendation, nomination by the Board one director to the Board and a non-voting observer. Each director designated by the Lender, including the initial director designee, must comply with the requirements of the charter for, and related guidelines of, the Nominating and Corporate Governance Committee of the Board. The director nominee initially designated by the Lender was Travis D. Kelly, who was appointed by the Board to serve as a Class I director, effective June 20, 2022.

Our certificate of incorporation provides that the authorized number of directors may be changed only by resolution of the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors. Our certificate of incorporation also provides that our Board may fill any vacancy created by the resignation of a director or an increase in the size of the Board.

Nominees for election at this meeting for a term expiring in 2026

Elizabeth K. Arnold, 58, has served as a director since August 2019 and is chairperson of our Audit Committee. She is a member of our Nominating and Corporate Governance Committee and our Compensation Committee. Ms. Arnold served as the Senior Vice President, Chief Financial Officer and Treasurer of Houghton International, a specialty chemical company with international operations, from October 2014 to August 2019. From October 2012 to April 2014, Ms. Arnold served as the Chief Financial Officer of Physiotherapy Associates. Prior to joining Physiotherapy Associates, Ms. Arnold served as the Chief Financial Officer of Tyco Flow Control from April 2010 to September 2012. Between 2003 and 2010, Ms. Arnold worked as the Vice President, Corporate Financial Planning & Analysis at Tyco. Earlier in her career, Ms. Arnold served in numerous roles, including executive leadership positions, for General Electric, a global industrial company with products and services ranging from aircraft engines, power generation and oil and gas production to medical imaging. Ms. Arnold also serves as a member of the board of directors and audit committee of Innospec Inc. (Nasdaq: IOSP). She brings to our Board, among other things, extensive corporate finance and public accounting experiences, as well as a wealth of operational knowledge. Ms. Arnold possesses a B.S. in economics from the University of Alabama.

James R. Meyer, 61, was appointed as our President and Chief Executive Officer effective July 31, 2017, and has served as a director since that date. Mr. Meyer has over 30 years of experience in the heavy equipment, automotive and consumer goods industries. He became Chairman of the Board of Commercial Specialty Truck Holdings, LLC, a commercial truck manufacturer, in 2015 and continues to serve in this capacity. From 2012 to 2015, he served as Chief Operating Officer of Allied Specialty Vehicles, Inc., a manufacturer of specialty vehicles for fire and emergency, commercial and recreation segments. Prior to that, Mr. Meyer held various leadership positions at Brunswick Corporation from 2006 to 2012. Mr. Meyer also spent 16 years at Ford Motor Company where he held various executive positions. Mr. Meyer brings to the board his broad leadership experience from serving in management and directorship roles in the automotive and manufacturing industries. Mr. Meyer has an MBA from the University of Michigan, and graduate and undergraduate degrees in engineering from the Massachusetts Institute of Technology and University of Michigan, respectively.

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Nominees for election at this meeting for a term expiring in 2024

José De Nigris Felán, 50, is the Executive Vice President of Katcon Global, a global supplier of exhaust and after treatment solutions to the automotive industry. Mr. De Nigris Felán has served as a board member of Katcon Global since 2000, and has held various positions since with its subsidiaries. Mr. De Nigris Felán is the Director of Katcon Global, SA (Luxembourg) since 2009, the Director of Katcon Korea since 2016, and the Managing Director of Wendt Automotive GMBH (Germany) since 2018. Mr. De Nigris Felán brings to our Board significant experience in industrial manufacturing.

Travis D. Kelly, 46, has served since December 2018 as the President and Chief Executive Officer of Isola Group LLC, a global material sciences company specialized in making laminate materials used to fabricate multilayer printed circuit boards. From 2007 to 2018, Mr. Kelly served as the Global Chief Operating Officer for Cerberus Capital Management, L.P. Prior to this, Mr. Kelly served numerous operating, financial, and strategic planning roles across several public and private capital raising manufacturing and industrial companies. Mr. Kelly brings to our Board experience in operating an industrial company as well as finance and strategic planning.

Directors whose terms continue until 2025

William D. Gehl, 76, has served as a director since May 2007 and as the Chairman of the Board since January 2013. He is a member of our Audit and Nominating and Corporate Governance Committees. He is Chairman and owner of IBD of Southeastern Wisconsin, a distributor of automotive and other batteries. He was Chairman and Chief Executive Officer of Gehl Company, a publicly held manufacturer of compact construction equipment, from April 2003 until his retirement from that company in April 2009. Prior to that time, he was President and Chief Executive Officer of Gehl Company since November 1992, Chairman of Gehl Company since April 1996, and a director of Gehl Company since 1987. During the past five years, Mr. Gehl has been a member and Chairman of the board of directors of Astec Industries, Inc. (a publicly held manufacturer of road-building and construction equipment) and a member of the board of directors of Mason Wells, Inc. (a private equity investor). He brings to our Board, among other things, his background as the chief executive officer of a public company for over 17 years and general management, marketing and financial experience, as well as MBA and law degrees and his service on the audit committee of another public company (Astec Industries, Inc.). He is a member of the Wisconsin and Florida state bars.

Jesus Salvador Gil Benavides, 59, has served as a director since October 2020. Mr. Gil has over 30 years of experience in metal fabrications, and over 20 years of experience in the railcar manufacturing industry. Prior to his appointment, Mr. Jesus Gil held various roles with Grupo Industrial Monclova, S.A. de C.V. (“Grupo Industrial”), a corporation operating in railcar manufacturing, offshore platform fabrication, mining, industrial gases and energy, from 2005 to 2017. These roles included Director of the Industrial Division, Chief Operating Officer and Chief Executive Officer. During this time, he also served as a member of Grupo Industrial’s board of directors. From 1997 to 2005, Mr. Jesus Gil worked for Trinity Industries de Mexico as Plant Manager at the Monclova plant and the General Manager of Monclova-Sabinas. In 2018, he finished a one-year Advanced Executive Management Program (AD-2) at the Instituto Panamericano de Alta Dirección de Empresa (IPADE) in Monterrey, Mexico. In 1988, he obtained a master’s degree in electrical engineering from Washington University, Saint Louis, Missouri, and in 1986 he received his bachelor’s degree in electronic engineering from the Instituto Tecnológico de Monterrey. Mr. Gil brings to our Board extensive and specific experience in the railcar industry.

Rodger L. Boehm, 63, has served as a director since May 2022 and is the chairman of our Compensation Committee and a member of our Audit Committee. Until his retirement in September 2017, Mr. Boehm was a senior partner at McKinsey & Company, Inc. He spent 31 years at the premier management consulting firm in a variety of roles with increasing responsibility, beginning in 1986. Mr. Boehm led client service for leading global institutions, primarily focused on Fortune 500 companies. His client service focused on long-term global growth and performance improvement, helping companies to significantly improve their cost, revenue and service performance. Mr. Boehm’s background in strategic leadership in the industrial sector ranges from developing a global growth strategy for an agricultural and construction equipment manufacturer to improving the enterprise marketing capabilities for a leading global industrial conglomerate. Before McKinsey, he was a quality control engineer with Jones & Laughlin Steel from 1982 to 1984. He currently serves on the board of Ruggable and Hyliion and was formerly a board member for Meritor and Home Chef. Mr. Boehm earned a Bachelor of Science in materials engineering from Purdue University in 1982 and a Master of Business Administration from Harvard University in 1986. Mr. Boehm brings to our Board deep and broad experience in strategic leadership in the industrial sector.

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Director whose term continues until 2024

Malcolm F. Moore, 72, has served as a director since March 2015 and is the chairman of our Nominating and Corporate Governance Committee and a member of our Compensation Committee and our Audit Committee. From July 2015 to June 2019, Mr. Moore served as Executive Vice President and Chief Operating Officer of Twin Disc, Inc., a publicly held global manufacturer and distributor of power transmission equipment for the marine, transportation and industrial business sectors. Between 2006 and 2015, he also served on the board of directors of Twin Disc, Inc. From June 2013 to June 2015, Mr. Moore served as the President and Chief Executive Officer of Digi-Star LLC, a global supplier of electronic components and software used in precision agriculture. From November 2011 to June 2013, Mr. Moore served as Chairman of Digi-Star. Prior to joining Digi-Star, Mr. Moore served as an advisor to Baird Capital Partners from June 2010 to November 2011. Between 1999 and 2010, Mr. Moore worked in a variety of executive roles at Gehl Company, a publicly held manufacturer of compact construction equipment, including serving as President and Chief Executive Officer from August 2009 to April 2010. Earlier in his career, Mr. Moore served in senior executive roles at Pangborn Corporation, an international manufacturer of blast media equipment used by manufacturers of metal products, and LINAC Holdings Inc., a manufacturer of specialized equipment used in steel production, industrial heat-treating, scientific research and product manufacturing. Mr. Moore currently serves on the board of directors of AG Growth International Inc., a manufacturer of equipment and digital solutions for agriculture and food processing. Having served as a senior executive for over 25 years, and as a board member for many years, of companies in the manufacturing sector, Mr. Moore brings to our board extensive experience in leading complex heavy manufacturing organizations.

Nasdaq listing rules require all Nasdaq listed companies to disclose consistent, transparent diversity statistics regarding their boards of directors. The rules also require most Nasdaq-listed companies to have, or explain why they do not have, at least two diverse directors, including one who self-identifies as female and one who self identifies as either an under-represented minority or LGBTQ+. The Board Diversity Matrix below presents the Board’s diversity statistics in the format prescribed by the Nasdaq rules.

Board Diversity Matrix

Total Number of Directors	8
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	7
Part II: Demographic Background
African American or Black
Alaskan Native or American Indian
Asian
Hispanic or Latinx		2
Native Hawaiian or Pacific Islander
White	1	5
Two or More Races or Ethnicities
LGBTQ+
Did not Disclose Demographic Background

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Committees of the Board

Our Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Stockholders and third parties may communicate with our Board by writing to our Board at FreightCar America, Inc., 125 South Wacker Drive, Suite 1500, Chicago, Illinois 60606, Attention: Chairman of the Board. Membership in each committee is shown in the following table.

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
William D. Gehl	●		●
James R. Meyer
Elizabeth K. Arnold	▲	●	●
Jesus Salvador Gil Benavides
Rodger L. Boehm	●	▲
José De Nigris Felán			●
Travis D. Kelly
Malcolm F. Moore	●	●	▲

▲ Chair ● Member

Audit Committee. Our Audit Committee currently consists of Ms. Arnold and Messrs. Moore, Gehl and Boehm. Ms. Arnold currently serves as the chairperson. The Audit Committee oversees our financial reporting processes and provides oversight on behalf of the Board to the Company’s internal accounting and financial controls, accounting principles and auditing practices to be employed in the preparation and review of our financial statements. The Audit Committee appoints the independent registered public accountants to audit our annual financial statements and the scope of and plans for the audit to be undertaken by such accountants. The Audit Committee pre-approves the audit services and permissible non-audit services to be performed by such accountants and takes appropriate actions to ensure the independence of such accountants. The Audit Committee is also responsible for approving related-party transactions. Our Board has determined that Ms. Arnold and Messrs. Moore, Gehl and Boehm meet the applicable independence requirements under the Sarbanes-Oxley Act of 2002, the rules of the Nasdaq Global Market (“Nasdaq”) and the rules and regulations of the SEC. Each of Ms. Arnold and Messrs. Moore, Gehl and Boehm has been determined to be an audit committee financial expert, as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and each is “independent” as defined in the applicable listing standards for audit committee members.

The Audit Committee operates under a written charter, a copy of which is available on our website, www.freightcaramerica.com. The Audit Committee has established and regularly monitors procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters. The Audit Committee met four times during 2022.

Compensation Committee. Our Compensation Committee currently consists of Ms. Arnold and Messrs. Moore and Boehm. Mr. Boehm currently serves as the chairperson. The purpose of our Compensation Committee is to: (a) oversee our compensation and employee benefit plans and practices, including compensation risk analysis; (b) produce annually a report on executive compensation for inclusion in our proxy statement, in accordance with all applicable rules and regulations; and (c) oversee regular succession planning and professional development for the Chief Executive Officer (“CEO”) and other senior executive officers. Our Board has determined that Ms. Arnold and Messrs. Moore and Boehm meet the applicable independence requirements under the Sarbanes-Oxley Act of 2002, the rules of Nasdaq (including the enhanced independence requirements for compensation committee members) and the rules and regulations of the SEC. In addition, each of Ms. Arnold and Messrs. Moore and Boehm is an “outside director,” as defined in Code Section 162(m), and each of Ms. Arnold and Messrs. Moore and Boehm is a “non-employee” director within the meaning of Rule 16b-3 under the Exchange Act.

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The Compensation Committee operates under a written charter, a copy of which is available on our website, www.freightcaramerica.com. The Compensation Committee met two times during 2022.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee consists of Ms. Arnold and Messrs. Gehl, Moore and De Nigris Felán. Mr. Moore serves as the chairman. The purpose of our Nominating and Corporate Governance Committee is to: (a) identify individuals qualified to become board members, consistent with criteria approved by the Board; (b) recommend to the Board nominees for the Board; (c) recommend to the Board nominees for each committee of the Board; (d) recommend to the Board and review annually the Corporate Governance Guidelines and the Code of Business Conduct and Ethics; (e) review annually the independence qualifications of the Board members and nominees; and (f) review potential conflicts of interest and violations of the Code of Business Conduct and Ethics. Our Board has determined that Ms. Arnold and Messrs. Gehl, Moore and Felán meet the applicable independence requirements under the Sarbanes-Oxley Act of 2002, the rules of Nasdaq and the rules and regulations of the SEC.

The Nominating and Corporate Governance Committee operates under a written charter, a copy of which is available on our website, www.freightcaramerica.com. The Nominating and Corporate Governance Committee met three times during 2022.

Environmental, Social and Governance

Consistent with our vision, we are committed to growing our business in a sustainable and socially responsible manner. Our Nominating and Corporate Governance Committee has undertaken a comprehensive review of our governance policies in light of recent trends relating to environmental, social and governance (“ESG”) topics and disclosure.

The Nominating and Corporate Governance Committee meets periodically with senior management to develop, assess and prioritize ESG topics that are important to our business and all of our stockholders, and to improve both the measurement and transparency of our ESG disclosures and practices. The Nominating and Corporate Governance Committee has primary oversight responsibility for our developing ESG efforts.

Environmental Stewardship. We are committed to contributing to a more resource-efficient economy and embedding climate change mitigation into our business strategy to help confront challenges such as energy management, fuel economy and efficiency, and materials sourcing. We aim to operate our business in a manner that minimizes the impact on natural resources and the environment. For decades, FCA has been a leader in introducing lighter weight freight car designs that require less energy to manufacture and offer higher capacity than the freight cars they replace. Our offering of “conversion” railcars, eliminates underutilized and older inefficient railcar assets by scraping the car body and reusing key steel and cast components. The scrap materials are used to support a more environmentally friendly steel manufacturing process and the reuse of key components including wheels and castings results in reduced energy consumption and greenhouse gas emissions. We believe railcars are a more environmentally-friendly way than other modes of transportation to fuel the North American supply chain. Railroads produce far fewer greenhouse gas emissions than certain other modes of commercial transportation, such as trucks. We strive to responsibly support customers’ products at each stage of the product lifecycle, including recycling the railcar through scrap and salvage at the end of its useful life.

Social Responsibility. We actively engage stakeholders across our environmental, health and safety initiatives to continually improve processes and performance as we operate our businesses with a goal of zero injuries and incidents. We strive to attract and retain a diverse and empowered workforce. Our priorities include fostering an inclusive and collaborative workplace, promoting opportunities for professional development, improving the well-being of our employees and other stakeholders, and contributing to the communities in which we operate.

Governance. Our goal is to promote the long-term interests of stakeholders, strengthen accountability, and inspire trust. We have focused our governance practices to promote best-in-class leadership, diversity, independence and stockholder-aligned incentive practices at the most senior levels. Our Board includes an independent Chairman and diverse and independent Board members who help ensure that our business strategies and programs, including our compensation program, are aligned with stakeholder interests. Our Board and senior management teams are also committed to the Company’s continued respect for human rights throughout all our operations.

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Independence of Directors

The Board has determined that five of our eight current directors, Ms. Arnold and Messrs. Gehl, Moore, Boehm and De Nigris are “independent directors” as defined in Nasdaq Listing Rule 5605 and as defined in applicable rules by the SEC. Nasdaq Listing Rule 5605 requires that a majority of our Board be composed of independent directors and that certain of our committees be composed solely of independent directors. Our independent directors hold meetings in executive session, at which only independent directors are present.

Board Leadership Structure

Our Board strongly endorses the view that one of its primary functions is to protect stockholders’ interests by providing independent oversight of management, including the CEO. However, the Board does not believe that mandating a particular structure, such as a separate Chairman of the Board and CEO, is necessary to achieve effective oversight. The Board retains the right to exercise its judgment to combine or separate the roles of Chairman of the Board and CEO. Currently, the offices of Chairman of the Board and CEO are held by separate persons because the Board has determined that this structure aids in the oversight of management and is currently in the best interests of the Company and its stockholders. Mr. Gehl is the Chairman of the Board and Mr. Meyer is our CEO. Our Corporate Governance Guidelines provide that the Chairman of the Board, in consultation with senior management, establishes the agenda for Board meetings and accepts and redirects, as appropriate, communications to the Board or the independent directors from stockholders and other interested persons.

Code of Business Conduct and Ethics

We have established a Code of Business Conduct and Ethics that applies to our officers, directors and employees, including our CEO and Chief Financial Officer. A copy of the Code of Business Conduct and Ethics is available on our website, www.freightcaramerica.com.

We intend to disclose on our website at www.freightcaramerica.com any amendments to or waivers from our Code of Business Conduct and Ethics applicable to any of our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Under the Code of Business Conduct and Ethics, the Board, its committees and the non-employee directors have the right at any time to retain independent outside financial, legal or other advisors as they deem necessary, without the necessity of consulting with or obtaining prior approval of any officer of the Company.

Anti-Corruption Policy

We have adopted an Anti-Corruption Policy in an effort to ensure that we comply with the U.S. Foreign Corrupt Practices Act and other anti-bribery laws. The Anti-Corruption Policy is applicable to us (including our U.S. and non-U.S. subsidiaries, affiliates and joint ventures) and to all of our personnel (including officers, directors, employees, agents, consultants and other representatives and intermediaries acting on our behalf).

Risk Oversight

In its governance role, and particularly in exercising its duty of care and diligence, our Board is responsible for monitoring and overseeing the Company’s approach to risk assessment and risk management. The Board has the ultimate responsibility in this area. The Board has delegated the responsibility for overseeing financial risks to the Audit Committee and compensation-related risks to the Compensation Committee. Where appropriate, the Board may delegate risk oversight responsibility in other specific areas to Board committees.

The Board requires management to ensure that an appropriate approach to risk management is implemented as part of the day-to-day operations of the Company. The Board further requires that management design internal control systems with a view to identifying and managing the material risks in the following categories:

•	core business and strategy risks;

•	operational and commercial risks;

•	regulatory risks;

•	legal and contractual risks;

•	compensation-related risks; and

•	financial reporting, compliance and cybersecurity risks.

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In fulfilling its responsibilities delegated by the Board as described above, on a periodic basis (but not less often than annually), the Audit Committee reviews and discusses with management and our internal audit function the Company’s significant financial risk exposures and establishes an annual review schedule, which includes periodic financial reviews, internal control assessments and reviews of specific risk areas. The Audit Committee receives periodic updates from management and our internal audit function as per the annual schedule and as necessary based on subsequent determinations. The Audit Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee believes that in addition to its own deliberations and assessment of potential risks, the advice and recommendations of its independent auditor provide important objective guidance in this area.

In fulfilling its responsibilities delegated by the Board as described above, on a periodic basis (but not less often than annually), the Compensation Committee reports its activities to the full Board and is responsible for making such recommendations with respect to the matters described above and other matters as the Compensation Committee may deem necessary or appropriate.

Director Nomination Process

The Nominating and Corporate Governance Committee of our Board considers candidates to fill new directorships created by expansion and vacancies that may occur and makes recommendations to the Board with respect to such candidates. The Nominating and Corporate Governance Committee considers all relevant qualifications of candidates for board membership, including factors such as industry knowledge and experience, public company, academic or regulatory experience, financial expertise, current employment and other board memberships, and whether the candidate will be independent under the listing standards of Nasdaq. In addition, in accordance with the Company’s corporate governance guidelines, as part of the nomination process the Nominating and Corporate Governance Committee considers the diversity of the candidate and the diversity of the Board as a whole, including but not limited to factors such as background, experience, expertise, perspective, age, gender, LGBTQ+ and ethnicity.

The Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound judgment using its diversity of experience. The Nominating and Corporate Governance Committee evaluates each incumbent director to determine whether he or she should be nominated to stand for re-election, based on the types of criteria outlined above as well as the director’s overall service to us during his or her term and any relationships and transactions that might impair such director’s independence.

The number of members of our Board is currently fixed at eight directors. The Nominating and Corporate Governance Committee continues to evaluate the current size and the composition of the Board.

Our by-laws provide that nominations for the election of directors at our annual meeting may be made by our Board or any stockholder entitled to vote for the election of directors generally who complies with the procedures set forth in the by-laws and who is a stockholder of record at the time notice described below is delivered to us. Any stockholder entitled to vote in the election of directors generally may nominate a person for election to the Board at our annual meeting only if timely notice of such stockholder’s intent to make such nomination has been given in writing to our Vice President, General Counsel, Corporate Secretary and Human Resources at our offices at 125 South Wacker Drive, Suite 1500, Chicago, Illinois 60606. Any recommendations received from stockholders will be evaluated by the Nominating and Corporate Governance Committee in the same manner that potential director nominees suggested by Board members, management or other parties are evaluated.

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To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than 90 nor more than 120 days prior to the first anniversary of the previous year’s annual meeting; provided, however, that in the event less than 30 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

Communications with Directors

Stockholders and third parties may communicate directly with our independent directors by writing to our Chairman of the Board or our independent directors at:

FreightCar America, Inc.

125 South Wacker Drive, Suite 1500

Chicago, Illinois 60606

Attention: Chairman of the Board

Communications are distributed to the independent directors, or to any individual directors, as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board has requested that certain items that are unrelated to the duties and responsibilities of the Board be excluded from communications to the Board, such as product complaints, product inquiries, new product suggestions, résumés and other forms of job inquiries, surveys and business solicitations or advertisements.

Director Attendance at Meetings

Directors are encouraged to attend all annual and special meetings of our stockholders. During 2022, the Board held five meetings. Each of our directors then serving attended at least 75% of the aggregate number of meetings of the Board and meetings of those committees on which he or she served during 2022. All of our directors then serving attended the 2022 annual meeting of stockholders.

Director Compensation

For a discussion of director compensation, see the section of this proxy statement entitled “Director Compensation.”

STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 16, 2023 (except as indicated below) by:

●	all persons known by us to own beneficially 5% or more of our outstanding common stock;

●	each of our directors and director nominees;

●	each of the NEOs listed in the “Executive Compensation—Summary Compensation Table” section of this proxy statement; and

●	all of our directors, director nominees and executive officers as a group.

Unless otherwise indicated, each stockholder listed below has sole voting and investment power with respect to the shares of common stock beneficially owned by such stockholder.

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Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Approximate Percent of Class(1)
Pacific Investment Management Company LLC 650 Newport Center Drive Newport Beach, California 92660	11,291,296	(2)	41.3% (2)
Michael Gorzynski 595 Madison Avenue, 30th Floor New York, NY 10022	1,602,449	(3)	9.1%
Alejandro Gil Benavides c/o Fabricaciones y Servicios de Mexico, S.A. de C.V. Carretera 57 KM 178, Castanos, Coahuila, O5 25780	2,087,821	(4)	11.8%

DIRECTORS AND EXECUTIVE OFFICERS:
William D. Gehl	125,715		*
James R. Meyer	2,031,274	(5)	10.6%
Elizabeth K. Arnold	86,606		*
Rodger L. Boehm	17,882		*
Malcolm F. Moore	102,673		*
Travis D. Kelly	14,754		*
José De Nigris Felán	14,754		*
Jesus Salvador Gil Benavides	1,273,505	(6)	7.1%
W. Matthew Tonn	582,904	(7)	3.2%
Michael A. Riordan	165,940	(8)	*
Terence R. Rogers	0		*
All directors and executive officers as a group (11 persons)	4,472,911		24.2%

*	= less than 1%

1	“Beneficial ownership” means any person who, directly or indirectly, has or shares voting or investment power with respect to a security or has the right to acquire such power within 60 days. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of December 31, 2022 are deemed outstanding for computing the ownership percentage of the person holding such options or warrants, but are not deemed outstanding for computing the ownership percentage of any other person. The amounts and percentages are based upon 17,702,459 shares of our common stock outstanding as of March 16, 2023.

2	Based on the information in Schedule 13D/A filed by Pacific Investment Management Company LLC (“PIMCO”) with the SEC on November 8, 2022 and the Form 4 filed by PIMCO on February 2, 2023. The Schedule 13D/A discloses that PIMCO beneficially owns (i) 1,388,388 shares of Company common stock, (ii) a warrant exercisable for an indeterminate number of shares equal to 23% of the outstanding shares of the Company’s common stock on a fully-diluted basis (including shares reserved for issuance under the Company’s equity plans) on the date the warrant is exercised (iii) a warrant exercisable for an indeterminate number of shares equal to 5.0% of the outstanding shares of the Company’s common stock on a fully-diluted basis (including shares reserved for issuance under the Company’s equity plans) on the date the warrant is exercised, and (iv) a warrant exercisable for an indeterminate number of shares equal to 5.0% of the outstanding shares of the Company’s common stock on a fully-diluted basis (including shares reserved for issuance under the Company’s equity plans) on the date the warrant is exercised. The Form 4 disclosed an additional 158,878 shares acquired. The number of warrants included and the percentage shown is based on 17,223,306 outstanding shares of common stock of the Company on a fully-diluted basis as of November 1, 2022, as provided by the Company to PIMCO, assuming hypothetically that the warrants were exercised on such date, as set forth in the Schedule 13D/A.

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3	Based on the information in Schedule 13G/A filed by Percy Rockdale LLC (“Percy Rockdale”), Continental General Insurance Company (“CGIC”), Continental Insurance Group, Ltd. (“CIG”), Continental General Holdings LLC (“CGH”), and Michael Gorzynski (“Mr. Gorzynski”) with the SEC on February 10, 2023. As of December 31, 2022, Percy Rockdale beneficially owned 18,916 shares of common stock and CGIC beneficially owned 1,583,533 shares of common stock. As the sole owner of CGIC, CIG may be deemed to beneficially own the 1,583,533 shares of common stock held by CGIC. As the sole owner of CIG, CGH may be deemed to beneficially own the 1,583,533 shares of common stock held by CGIC. As the sole Manager of Percy Rockdale and as a manager and Executive Chairman of CGH, Mr. Gorzynski may be deemed to beneficially own 1,602,449 shares of common stock, consisting of: (i) the 18,916 shares of common stock beneficially owned by Percy Rockdale and (ii) the 1,583,533 shares of common stock beneficially owned by CGIC. The address of the principal office for Percy Rockdale and Mr. Gorzynski is 595 Madison Avenue, 30th Floor, New York, NY 10022. The principal business address for each of CGIC, CIG and CGH is 11001 Lakeline Blvd., Ste. 120, Austin, TX 78717.

4	Includes (i) 146,600 shares directly owned by Alejandro Gil and (ii) 1,941,221 shares owned by Fabricaciones y Servicios de México, S.A. de C.V. (“Fasemex”). Alejandro Gil owns 51%, and is the Chairman and Chief Executive Officer of, Fasemex and is deemed to beneficially own all of the shares owned by Fasemex.

5	The figure shown includes 607,515 shares owned by Mr. Meyer and 350,000 performance-based stock options featuring a vesting schedule whereby the stock options will vest if the average closing price per share of the Company's stock over the previous 90 calendar days (the “Threshold Stock Price”) exceeds the closing price per share of the Company's stock on July 31, 2017 of $16.44 (the “July Reference Stock Price”) as follows: 34% of the stock options will vest if the Threshold Stock Price exceeds the July Reference Stock Price by $5.00; another 33% of the stock options will vest if the Threshold Stock Price exceeds the July Reference Stock Price by $10.00; and the remaining 33% of the stock options will vest if the Threshold Stock Price exceeds the July Reference Stock Price by $15.00. Such stock price appreciation goals can be achieved at any point during the options' ten-year contractual term. The figure shown also includes 741,754 shares of common stock underlying currently exercisable options and 332,005 shares of common stock underlying currently exercisable stock appreciation rights.

6	The figure shown includes 640,603 shares owned by Fasemex, a corporation in which Jesus Salvador Gil Benavides owns 33% of the equity interests, and therefore is deemed to have voting and dispositive power over 33% of the shares held by such entity. Fasemex, which is owned by Jesus Salvador Gil Benavides, Alejandro Gil Benavides and Salvador Gil Benavides, owns a total of 1,941,221 shares of common stock of the Company. The principal address for Fasemex is Carretera 57 Km 178 Castaños Coahuila, 25780 Mexico. This figure also includes 316,013 shares owned by Agben de Mexico, S.A. de C.V., a corporation in which Jesus Salvador Gil Benavides owns 99% of the equity interests, and therefore is deemed to have voting and dispositive power over the securities held by such entity. The principal address for Agben de Mexico, S.A. de C.V. is Carretera 57 Km 178 Int B Castaños Coahuila, 25780 Mexico. The figure shown includes 223,730 shares of common stock underlying currently exercisable options.

7	The figure shown includes 394,296 shares of common stock underlying currently exercisable options.

8	The figure shown includes 60,195 shares of common stock underlying currently exercisable options.

Delinquent Section 16(A) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own more than 10% of its Class A common stock to file reports of ownership and changes in ownership with the Commission and to furnish the Company with copies of all such reports they file. Based on the Company’s review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that none of its directors, executive officers or persons who beneficially own more than 10% of the Company’s Class A common stock failed to comply with Section 16(a) reporting requirements during the year ended December 31, 2022, except for one late Form 3 for Travis D. Kelly and one late Form 4 reporting one transaction each for W. Matthew Tonn and Celia R. Perez.

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EXECUTIVE OFFICERS

The following table sets forth certain information concerning each of our current executive officers:

Name	Age	Position(s)
James R. Meyer	61	President, Chief Executive Officer and Director
Michael A. Riordan	38	Vice President, Finance, Chief Financial Officer and Treasurer
W. Matthew Tonn	57	Chief Commercial Officer
Jesus Salvador Gil Benavides	59	Vice President of Operations
Celia R. Perez	36	Vice President, General Counsel, Corporate Secretary and Human Resources

James R. Meyer, 61, was appointed as our President and Chief Executive Officer effective July 31, 2017, and has served as a director since that date. Mr. Meyer has over 30 years of experience in the heavy equipment, automotive and consumer goods industries. He became Chairman of the Board of Commercial Specialty Truck Holdings, LLC, a commercial truck manufacturer, in 2015 and continues to serve in this capacity. From 2012 to 2015, he served as Chief Operating Office of Allied Specialty Vehicles, Inc., a manufacturer of specialty vehicles for fire and emergency, commercial and recreation segments. Prior to that, Mr. Meyer held various leadership positions at Brunswick Corporation from 2006 to 2012. Mr. Meyer also spent 16 years at Ford Motor Company where he held various executive positions. Mr. Meyer brings to the Board his broad leadership experience from serving in management and directorship roles in the automotive and manufacturing industries. Mr. Meyer has an MBA from the University of Michigan, and graduate and undergraduate degrees in engineering from the Massachusetts Institute of Technology and University of Michigan, respectively.

Michael A. Riordan, 38, was appointed as our Chief Financial Officer and Treasurer, effective March 21, 2022. Mr. Riordan joined the Company in November 2020 and served as our Chief Accounting Officer and Controller until his promotion to Chief Financial Officer. He has over 16 years of experience in finance, accounting and operations. Prior to joining the Company, Mr. Riordan was Controller at InnerWorkings from 2017 to 2020. Prior to joining InnerWorkings, Mr. Riordan served in several financial management positions at Zekelman Industries, from 2013 to 2017. Mr. Riordan also held various positions at PricewaterhouseCoopers. He holds a bachelor’s degree in Accounting and Finance from Miami University and is a Certified Public Accountant.

W. Matthew Tonn, 57, was appointed as our Chief Commercial Officer effective September 30, 2019. Mr. Tonn has oved 30 years of commercial and operations experience in the railroad industry. Prior to joining the Company, Mr. Tonn served as the Vice President, Sales and Marketing of Westinghouse Air Brake Technologies Corporation’s (“WABTEC”) Train Control, Signaling and Analytics Group from May 2017 to September 2019 and as a regional Vice President, Sales and Marketing of WABTEC from October 2008 to May 2017. His earlier work experience includes various sales and marketing positions at Standard Car Truck, Co., National Castings/ABC NACO and VP Sale & Marketing / Equity Partner of ZefTek, Inc.

Jesus Salvador Gil Benavides, 59, was appointed as our Vice President of Operations on October 26, 2020. Mr. Gil has over 30 years of experience in metal fabrications, and over 20 years of experience in the railcar manufacturing industry. Prior to his appointment, Mr. Jesus Gil held various roles with Grupo Industrial Monclova, S.A. de C.V. (“Grupo Industrial”), a corporation operating in railcar manufacturing, offshore platform fabrication, mining, industrial gases and energy, from 2005 to 2017. These roles included Director of the Industrial Division, Chief Operating Officer and Chief Executive Officer. During this time, he also served as a member of Grupo Industrial’s board of directors. From 1997 to 2005, Mr. Jesus Gil worked for Trinity Industries de Mexico as Plant Manager at the Monclova plant and the General Manager of Monclova-Sabinas. In 2018, he finished a one-year Advanced Executive Management Program (AD-2) at the Instituto Panamericano de Alta Dirección de Empresa (IPADE) in Monterrey, Mexico. In 1988, he obtained a master’s degree in electrical engineering from Washington University, Saint Louis, Missouri, and in 1986 he received his bachelor’s degree in Electronic Engineering from the Instituto Tecnológico de Monterrey.

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Celia R. Perez, 36, was appointed as our Vice President, General Counsel and Corporate Secretary on August 29, 2022 and promoted to Vice President, General Counsel, Corporate Secretary and Human Resources in March 2023. Ms. Perez has over 14 years of experience in the legal industry, with over 10 years of experience as a practicing attorney. Prior to joining the Company, Ms. Perez held various roles of increasing responsibility at Fortune Brands Home & Security, Inc., n/k/a Fortune Brands Innovations, Inc. (NYSE: FBIN), from August 2018 to August 2022. From 2012 to 2018, Ms. Perez worked as an associate attorney at Buchanan Ingersoll & Rooney PC, McGuireWoods LLP and Schiff Hardin LLP. Ms. Perez holds a bachelor’s degree in Communication Studies, with a minor in Environmental Policy & Culture from Northwestern University and a juris doctor from The George Washington University Law School.

COMPENSATION OVERVIEW

We qualify as a “smaller reporting company,” as defined in Item 10 of Regulation S-K promulgated under the Securities Exchange Act of 1934 because our public float was less than $250,000,000 as of the last business day of our most recently completed second fiscal quarter. We have elected to provide in this proxy statement certain scaled disclosures as permitted under the Exchange Act for smaller reporting companies. Therefore, we do not provide in this proxy statement a compensation discussion and analysis or a Compensation Committee report, compensation and risk and chief executive officer pay ratio disclosures, among other disclosures.

For the year ended December 31, 2022, our named executive officers (“NEOs”) were:

•	James R. Meyer, President and Chief Executive Officer;

•	W. Matthew Tonn, Chief Commercial Officer;

•	Michael A. Riordan, Vice President, Finance, Chief Financial Officer and Treasurer; and

•	Terence R. Rogers, former Vice President, Finance, Chief Financial Officer, Treasurer and Corporate Secretary

The following sections discuss the material factors involved in the Company’s decisions regarding the compensation of the Company’s NEOs during 2022. We made these compensation decisions in order to ensure continued alignment of executive compensation and Company performance. The specific amounts paid or payable to the NEOs are disclosed in the tables and narrative in the section of this proxy statement entitled “Executive Compensation.” The following discussion cross-references those specific tabular and narrative disclosures where appropriate.

Stockholder Engagement

After our 2020 annual meeting of stockholders, at which we received 43.3% support from our stockholders with respect to compensation of our named executive officers, we conducted substantial stockholder engagement throughout 2020 to identify the concerns of stockholders, and we applied that knowledge to our 2021 and 2022 compensation programs. As a result, our Say on Pay vote at the 2021 annual meeting of stockholders received 89% support from our stockholders and 2022 annual meeting of stockholders received 99% support from our stockholders.

Executive Summary

Our NEO compensation program is designed to attract, motivate and retain the individuals we need to drive business success. We believe that our executives should act in the long-term interests of our stockholders. Therefore, we pay a significant portion of total compensation to our executives in the form of short-term incentive-based cash compensation and long-term performance-based equity compensation. Our compensation programs also are closely tied to performance, with incentive compensation varying in accordance with objectively determinable Company performance measures.

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With the assistance of Exequity LLP, our independent compensation consultant (“Exequity”) as described below, the Compensation Committee took the following actions with respect to the base salary and annual and long-term incentive compensation programs for our NEOs in 2022:

●	Base compensation. Based on NEO compensation benchmarking analysis by Exequity, the Compensation Committee approved the base salary for Mr. Meyer ($565,000), Mr. Tonn ($335,000), and Mr. Rogers ($325,000). Future base salary adjustments for each NEO are considered by the Compensation Committee on an annual basis. Additionally, upon his promotion to Chief Financial Officer in March 2022, the Compensation Committee increased Mr. Riordan’s base salary (from $220,000 to $300,000) to better align his base compensation with his new position.

●

Annual incentive compensation. Historically, our annual cash incentive program primarily utilized financial metrics that the Compensation Committee, with input from our CEO, had determined were appropriately linked to stockholder value creation. Accordingly, the performance objectives underlying our annual cash incentive program for 2022 were based on adjusted EBITDA, sales goals, transformational goals, cash related goals and people goals. Due to the Company’s actual performance compared to the goals previously approved by the Compensation Committee and the Board, the Compensation Committee and the Board approved payouts under the 2022 annual incentive program at 110% of target.

●	Long-term incentive compensation. In January 2022, our Board, at the recommendation of the Compensation Committee, approved awards to Messrs. Meyer, Tonn and Rogers of time-based restricted shares and time-based stock options, with each form of award comprising approximately 50% of the target long-term incentive opportunity for each NEO. In March 2022, Mr. Riordan received a promotional grant in recognition of his being named Chief Financial Officer of 100,000 stock options and 40,000 shares of restricted stock.

When designing our fiscal year 2022 NEO compensation program, the Compensation Committee considered the Company’s fiscal year 2022 budget and financial performance expectations with respect to the annual and long-term incentive plans to ensure a strong link between compensation and performance. The Compensation Committee believes that its actions were balanced in terms of containing costs, calibrating compensation with performance expectations and the degree of difficulty associated with achieving performance goals, and retaining and motivating our NEOs.

Compensation Committee’s Processes and Procedures for Consideration

General Authorities and Responsibilities

The Compensation Committee, consulting with its independent compensation consultants, and with management as necessary, reviews and recommends for approval by the Board our general policies relating to NEO compensation and oversees the development and implementation of such compensation programs. The Compensation Committee, consulting with its independent compensation consultant and with management as necessary, reviews and approves, or recommends for ratification by the Board, NEO compensation, including, to the extent applicable, (a) salary, bonus and incentive compensation levels, (b) equity compensation, (c) employment agreements, severance arrangements and change in control agreements/provisions, in each case as, when and if appropriate, and (d) other forms of NEO compensation. The Compensation Committee meets without the presence of senior management when approving or deliberating on CEO compensation but may, in its discretion, invite the CEO to be present during the approval of, or deliberations with respect to, other NEO compensation.

The Compensation Committee, as a committee or together with the independent members of the Board, periodically reviews and approves corporate goals and objectives relevant to NEO compensation and evaluates the CEO’s performance in light of those goals and objectives. The Compensation Committee recommends for ratification by the Board the CEO’s compensation levels taking into account this evaluation. The Compensation Committee periodically reviews and makes recommendations to the Board with respect to director compensation for non-employee members of the Board and its committees. The Compensation Committee may consider the accounting and tax treatment to the Company and to NEOs of each particular element of compensation.

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Oversight of Compensation Plans

The Compensation Committee oversees, periodically reviews and makes recommendations to the Board with respect to stock incentive plans, stock purchase plans, bonus plans, deferred compensation plans and similar programs. The Compensation Committee has the power and authority under its charter to oversee these plans, establish guidelines, interpret plan documents, select participants, approve grants and awards and exercise discretion (as provided in its charter) as may be permitted or required under such plans. The Compensation Committee may also undertake such additional activities within the scope of its primary function as the Board or the Compensation Committee may from time to time determine or as may otherwise be required by law, the Board or our charter or by-laws.

Compensation Consultant

The Compensation Committee has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors as it deems appropriate or necessary. The Compensation Committee has the authority to conduct or authorize investigations into any matter within its scope of responsibilities, and retain, at our expense, such independent counsel, compensation consultant or other consultants and advisors as it deems necessary. The Compensation Committee reviews and assesses at least annually the adequacy of the Compensation Committee charter and recommends any proposed changes to the Board for approval. The Compensation Committee also annually reviews its own performance.

During 2022, the Compensation Committee received independent compensation consulting advice from Exequity, including advice on executive compensation levels and incentive plan design work relating to the NEOs and other individuals who report directly to the CEO. From time to time, Exequity also provides specific consulting services in areas that include market surveys of executive compensation, external trends, compensation program design, and position-specific compensation information as necessary.

The Compensation Committee has the sole authority to retain an independent compensation consultant to be used to assist in its evaluation of director and/or senior management compensation and has the sole authority to terminate the consultant and approve the consultant’s fees and other retention terms. The Compensation Committee has reviewed the independence of Exequity in light of SEC rules and Nasdaq listing standards regarding compensation consultants and has concluded that Exequity’s work for the Compensation Committee does not raise any conflict of interest.

Compensation Philosophy and Objectives

The Compensation Committee has adopted, and periodically reviews, an executive compensation philosophy statement. This statement sets forth the Company’s values and beliefs regarding the nature of its executive compensation strategy and programs. The purpose of our philosophy is twofold: to serve as a link between the interests of the Company’s stockholders and its compensation arrangements, and to serve as a framework for program design and assessment. The application of these values and beliefs reflects and takes into account a broad business context. Business judgment is brought to bear to determine the appropriate application of these values and beliefs in each circumstance. Moreover, the application of these values and beliefs solely in a mechanistic fashion is neither appropriate nor desirable. In periodically reviewing the executive compensation philosophy statement, the Compensation Committee will revise the statement as necessary to ensure that it is properly linked to the Company’s business strategies and to reflect changes to the Company’s business operations and goals, as well as external market conditions.

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Our compensation program is designed to attract, motivate and retain the highly talented individuals that the Company needs to drive business success. The program reflects the following principles:

●	Company employees should act in the interests of the Company’s stockholders. We believe that the best way to encourage our employees to act in the long-term interests of the Company’s stockholders is through an equity stake in the Company. We pay a significant portion of total compensation to executives and certain other key employees in the form of long-term performance-based equity compensation, such as performance-based stock options, stock options and restricted shares. The Company’s goal is to have compensation programs that maintain alignment with stockholder interests by encouraging each employee to think and act like an owner of the business. Our industry is cyclical. Executives must manage this cycle by diversifying our product and service offerings, maintaining low costs and other measures.

●	Compensation should be related to Company performance. The Company’s compensation program endeavors to reinforce the Company’s business and financial objectives. Employee compensation will vary based on objectively determinable measures of Company performance. When the Company performs well based on financial measures, employees will receive greater incentive compensation. When the Company does not meet objectives, incentive awards will be reduced, potentially to zero.

●	Other goals. The Company’s compensation program is designed to balance short-term and long-term financial objectives.

Elements of Executive Compensation

Total compensation for each NEO is comprised of base salary, annual cash incentive awards, long-term equity awards, retirement and post-employment benefits, including severance protection, and other benefits. The various elements of executive compensation reflect the policies summarized below:

Element	Purpose
Base Salary	Base salary is comprised of periodic, fixed payments made to each NEO. Base salary is provided to each NEO in order to provide the NEO with a degree of financial certainty and to competitively compensate the NEO for rendering ongoing services to the Company. Competitive base salaries further the compensation program’s objectives by allowing the Company to attract and retain talented employees by providing a fixed portion of compensation on which employees can rely.

Annual Cash Incentive Awards	The primary purposes of the annual cash incentive program are to incentivize employees to achieve certain pre-determined performance objectives over the fiscal year that, among other things, are linked to stockholder value creation and to competitively reward employees for successfully achieving results.

Long-Term Incentive Awards	The primary purpose of the long-term incentive award program is to align employee and stockholder interests through equity instruments that incentivize employees to increase stockholder value, competitively reward employees for increasing stockholder value, and retain employees who are critical to stockholder value creation.

Post-Employment Benefits	In the event of certain qualifying terminations of employment, termination benefits provide NEOs (and other certain employees) with additional financial security, which we believe is necessary to attract and retain talented executives. We amended our executive severance plan in January 2022, as described in more detail below under “Severance Arrangements”.

Retention and Change in Control Benefits	We provide NEOs (and certain other executives) with certain retention and change in control benefits that we believe help minimize inherent conflicts of interest that may arise for executives in potential change in control transactions.

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Base Salary

In general, the Company’s executive compensation philosophy is to provide base salaries at a level that allows the Company to attract and retain executives that have the ability and experience to manage the business, utilizing, in the aggregate, the median of a comparison group as a target for each specific executive officer position. Base salary may vary from the median in certain cases based on the executive officer’s skills and experience. For details about the Company’s process for establishing the comparison group median for executive officer positions, see the section of this proxy statement entitled “Compensation Overview—Elements of Executive Compensation—Determination of Compensation.” The objective is to reward executives with upside for superior performance through our annual and long-term incentive programs. The Compensation Committee considers base salary adjustments for each NEO on an annual basis.

The 2021 and 2022 base salaries of our NEOs are shown in the table below. The base salary amounts reflect those that were in effect on December 31 of the year presented.

NEO	2021 Base Salary	2022 Base Salary	% Change
James R. Meyer	$565,000	$565,000	0% increase
W. Matthew Tonn	$335,000	$335,000	0% increase
Michael A. Riordan (1)	--	$300,000	--
Terence R. Rogers (2)	$325,000	$325,000	0% increase

(1)	Mr. Riordan was appointed Vice President, Finance, Chief Financial Officer and Treasurer effective March 21, 2022.

(2)	Mr. Rogers served as Vice President, Finance, Chief Financial Officer, Treasurer and Corporate Secretary until March 21, 2022.

The amount of each NEO’s base salary is the reference point for certain other elements of the NEO’s compensation. For example, the potential annual cash incentive and long-term incentive award for each NEO is based, in part, on the NEO’s base salary. NEO cash severance benefits also are determined, in part, by base salary.

Annual Cash Incentive Awards

Annual incentive plan performance measures and goals are linked to the Company’s business plan. Performance goals are recalibrated each year based on that year’s budget, business plan, goals and other relevant considerations. For 2022, the performance objectives underlying our annual cash incentive program were based on adjusted EBITDA (weighted 50% and met at 100%), sales goals (weighted 20% and met at 100%), transformational goals (weighted 20% and met at 75%), cash related goals (weighted 5% and met at 100%) and people goals (weighted 5% and met at 100%). Due to the Company’s actual performance compared to the goals previously approved by the Compensation Committee and the Board, the Compensation Committee approved payouts under the 2022 annual incentive program at 110% of target.

Long-Term Incentive Awards

The Company maintains the FreightCar America, Inc. 2022 Long-Term Incentive Plan (the “2022 LTIP”), adopted at the 2022 annual meeting, the 2018 Long Term Incentive Plan, which was amended and restated effective May 14, 2020 (the “2018 LTIP”), and the FreightCar America, Inc. 2005 Long Term Incentive Plan, which was amended and restated effective May 17, 2013 (the “2005 LTIP”, together with the 2018 LTIP, the “Prior LTIPs”). Under the 2022 LTIP and the Prior LTIPs, the Company is and was, respectively, able to grant to NEOs and other eligible employees cash incentive awards, stock options, share appreciation rights, restricted shares, restricted share units, performance shares, performance units, dividend equivalents and other share-based awards.

In January 2022, our Board, at the recommendation of the Compensation Committee, approved awards to our NEOs of time-based restricted shares and time-based stock options, with each form of award comprising approximately 50% of the target long-term incentive opportunity for each NEO. The Compensation Committee has granted stock options (and previously, SARs) in order to align the compensation of our NEOs more closely with increases in stockholder value over the long term and to provide, when combined with the other elements of compensation, market-competitive performance-based total compensation opportunities to our NEOs.

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Also in January 2022, the Board, acting on the recommendation of the Compensation Committee, approved special equity awards to all U.S. employees and select Mexican employees, including Mr. Meyer and Mr. Tonn, of cash-settled stock options, subject to a mix of time and performance vesting conditions.

The following table sets forth the number of equity incentive awards granted to each of our NEOs in 2022:

NEO	Cash-Settled Options	Options	Restricted Shares
James R. Meyer	—	161,402	110,929

W. Matthew Tonn	—	47,849	32,886

Michael R. Riordan	—	108,799	54,110

Terence R. Rogers (1)	—	46,421	31,904

(1)	These awards were forfeited in connection with Mr. Rogers’ termination of employment.

The NEOs’ restricted share awards generally vest on the third anniversary of the grant date, subject to each NEO’s continued service through the applicable vesting date.

The NEOs’ option awards generally vest in three equal installments, beginning on the first anniversary of the grant date, subject to each NEO’s continued service through the applicable vesting date.

It is the policy of the Compensation Committee not to time the award of equity-based compensation to coincide with the release of favorable or unfavorable material non-public information about the Company.

Equity Compensation Plan Information

This table contains information as of December 31, 2022 about the Company’s equity compensation plans, all of which have been approved by the Company’s stockholders.

	Number of common shares to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of common shares remaining available for future issuance under equity compensation plans (excluding common shares reflected in the first column)
Equity compensation plans approved by stockholders	1,928,676	(1)	$8.32	(2)	1,285,806	(3)
Equity compensation plans not approved by stockholders	-		N/A		-
Total	1,928,676		$8.32		1,285,806

(1)	Includes an aggregate of 689,862 restricted shares that were not vested as of December 31, 2022.

(2)	Weighted-average exercise price of outstanding options excludes restricted shares.

(3)	Represents shares of common stock authorized for issuance under the LTIP in connection with awards of stock options, share appreciation rights, restricted shares, restricted share units, performance shares, performance units, dividend equivalents and other share-based awards.

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As of March 16, 2023, approximately 490,271 shares of common stock remained available for issuance of future awards under the 2022 LTIP. As of March 16, 2023, 793,724 full value awards and 1,315,031 stock options are outstanding under the 2022 LTIP. As of March 16, 2023, the average weighted per share exercise price of all outstanding stock options was $4.47 and the weighted average remaining contractual term was 8.66 years.

Retirement and Pension Benefits

The Company provides contributions to participants in the Company’s 401(k) Plan of up to 4% of eligible compensation. These contributions and any earnings thereon generally are held and invested under the plans until paid to participants upon termination of their employment. The matching contributions under the 401(k) Plan were suspended in 2020, but were reinstated effective April 2021.

The Company maintains the Pension Plan, a tax-qualified defined benefit pension plan, for the benefit of its eligible salaried employees. The Pension Plan is a tax-qualified defined benefit pension plan. None of the NEOs participates in the Pension Plan.

The Company does not make available a non-qualified deferred compensation plan for its NEOs or other employees.

Change in Control and Post-Employment Benefits

For 2022, we set termination and change in control benefits at levels that we believe fall within the range of competitive market practices. Each of our NEOs is eligible to receive certain payments and benefits in connection with his or her termination of employment under various circumstances, including following a change in control of the Company, under the Company’s Executive Severance Plan (which was amended and restated in 2022), the Company’s Successful Transaction Severance Plan (which was adopted in 2019, and which expired in October 2022) (the “Enhanced Severance Plan”), the LTIP (and the associated award agreements) and, with respect to Mr. Meyer, his employment agreement.

Severance Arrangements

Our NEOs are participants in the Company’s amended and restated Executive Severance Plan, and Mr. Meyer is also a participant in the Company’s Enhanced Severance Plan, pursuant to which they are each eligible for payments and benefits in connection with certain terminations of their employment. Messrs. Riordan and Tonn are not eligible to participate in the Enhanced Severance Plan. In connection with Mr. Meyer’s appointment as President and CEO, the Company entered into a letter agreement with Mr. Meyer, effective July 31, 2017 (as amended, the “Meyer Agreement”), as summarized in more detail below under the heading “Employment Agreements and Other Arrangements for NEOs.” As noted below, the Meyer Agreement modifies the terms of the applicable NEOs’ payments and benefits pursuant to the severance plans under certain circumstances.

As described in more detail below under “Executive Severance Plan”, in January 2022, the Compensation Committee approved an amendment and restatement of our Executive Severance Plan, in consultation with its independent compensation consultant. The amendment achieved several objectives: (i) it protects us during executive transition periods by making certain benefits contingent on executive-participants – at our option – providing a nominal number of hours of transition services; (ii) it aligns the treatment of equity awards upon retirement with market standards; and (iii) it clarifies the definition of “change in control” and how it applies across our offer letters and benefit plans.

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Executive Severance Plan

Under the Executive Severance Plan, upon a participant’s termination of employment for any reason, including death, disability, or for Cause (as defined in the plan), he or she is entitled to certain accrued obligations, including (i) accrued base salary and accrued and unused vacation through the date of termination, (ii) prior fiscal year bonuses, to the extent earned and unpaid, and (iii) any accrued and vested benefits and unreimbursed expenses incurred and unpaid on the date of termination (the “Accrued Obligations”).

In addition, under the Executive Severance Plan, upon an involuntary termination of employment without Cause or resignation for Good Reason (as defined in the plan), each participant would be entitled to (i) 12 months of base salary continuation (“Salary Continuation”); (ii) an amount equal to the average of the annual bonuses paid to him or her for the last two full years, payable on March 15 of the year following termination (“Average Annual Bonus”); and (iii) continued participation in the Company’s group health plan for the participant and his or her family for 12 months at the same cost and coverage levels as apply to active employees (“Subsidized Health Coverage”).

The Executive Severance Plan does not provide for increased severance if a participant is terminated in connection with a Change in Control (as defined in the Executive Severance Plan, which definition was amended in January 2022 as described below). The only change in control benefit under the Executive Severance Plan is that a participant may resign for Good Reason if, following a Change in Control, a buyer does not employ the participant on terms substantially comparable in the aggregate to the terms on which he or she is currently employed.

The Meyer Agreement modifies the Executive Severance Plan for Mr. Meyer in the following respects: (a) the definitions of “Cause” and “Good Reason” in the Meyer Agreement apply to Mr. Meyer in lieu of the corresponding definitions set forth in the Executive Severance Plan; (b) Mr. Meyer is eligible for his current (prorated) fiscal year bonus, to the extent earned and unpaid, as an accrued obligation; and (c) with respect to the payments and benefits payable upon a resignation for Good Reason or a termination without Cause (if such termination without Cause occurs within the 24 months following a Change in Control), the Meyer Agreement provides instead for (i) 24 months’ Salary Continuation, (ii) two times his Average Annual Bonus (payable in two installments, on March 15 of the year following Mr. Meyer’s termination and March 15 of the second year following Mr. Meyer’s termination), and (iii) 24 months of Subsidized Health Coverage.

In connection with the amendment and restatement of the Executive Severance Plan, effective January 17, 2022 (the “A&R Executive Severance Plan”), the Compensation Committee made the following material changes to the Executive Severance Plan. First, the A&R Executive Severance Plan adds a new condition to a participant’s ability to receive severance benefits following a Qualifying Termination (as defined in the A&R Executive Severance Plan) by requiring the participant to provide transition services to the Company, if reasonably requested by the Board, for up to 12 months following such participant’s termination. Second, the A&R Executive Severance Plan adds a new retirement benefit, under which, following a participant’s Qualifying Retirement (as defined in the A&R Executive Severance Plan), the participant’s outstanding equity incentive awards will (i) remain exercisable until the earlier of their original expiration date or the 10-year anniversary of their grant date or (ii) continue to vest as if the participant had remained in continuous service through each applicable vesting date or, for awards subject to performance-vesting, through the performance period, with any performance goal or metric vesting only based upon the achievement of the same. To be eligible for the Qualifying Retirement benefit, the participant must have (i) attained the age of 60, (ii) completed at least 5 years of service with the Company and/or its affiliates and (iii) provided timely notice of his intent to retire to the Company at least 12 months, in the case of Mr. Meyer, or 6 months, in the case of Messrs. Riordan and Tonn, prior to his retirement date. Third, the A&R Executive Severance Plan revises the definition of Change in Control under the plan to remove the prior exclusion of securities acquired directly from the Company or its affiliates when determining whether a Person or group has become a beneficial owner of 50% or more of the combined voting power of the Company’s then-outstanding securities. It also provides that the definition of a “change in control” applicable to each NEO’s unvested equity incentive awards shall also include any event that would trigger a Change in Control under the A&R Executive Severance Plan.

Enhanced Severance Plan. In 2019, the Company adopted the Enhanced Severance Plan to provide for enhanced severance if Mr. Meyer experiences a Qualifying Termination in connection with a Successful Transaction (as defined under the plan). Under the Company’s Enhanced Severance Plan, a “Qualifying Termination” occurs if, in connection with—or within 24 months following—the consummation of a Successful Transaction, a participant is terminated by the Company without Cause or resigns from the Company due to Good Reason (each as defined under the Enhanced Severance Plan). If a participant’s employment is terminated by the Company without Cause or terminated by the participant for Good Reason, in either case within three months prior to the date on which the Successful Transaction occurs, and it is reasonably demonstrated by the participant that such termination of employment or event constituting Good Reason (x) was at the request of a third party that had taken steps reasonably calculated to effect a Successful Transaction or (y) otherwise arose in connection with or in anticipation of a Successful Transaction, then the participant’s termination shall be deemed to be a Qualifying Termination under the plan upon consummation of the Successful Transaction and the participant shall be entitled to receive the same severance benefits as if such termination occurred in connection with a Successful Transaction.

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Upon a Qualifying Termination under the Enhanced Severance Plan, Mr. Meyer is eligible to receive a lump sum payment of six months’ annual base salary plus one-half of his Average Annual Bonus, in addition to any amounts that might be payable under the Executive Severance Plan for a termination without Cause, a resignation for Good Reason or a termination without Cause in the 24 months following a Change in Control, as applicable, thereunder.

In addition, the Enhanced Severance Plan also provides Mr. Meyer with 12 months of Subsidized Health Coverage. To the extent that Mr. Meyer is also eligible for Subsidized Health Coverage under the Executive Severance Plan, the benefit will be capped at 18 months, unless an employment agreement provides for a longer continuation period (e.g., the Meyer Agreement provides for 24 months of Subsidized Health Coverage upon a resignation for Good Reason or a termination without Cause in the 24 months following a Change in Control).

If a participant’s employment is terminated due to death or Disability (as defined under the Enhanced Severance Plan) after a Qualifying Termination but before severance payments have been made under the Enhanced Severance Plan, the Company will pay such severance payments to the participant’s surviving spouse (or, if none, the participant’s representative), and the Company shall have no further obligations to the participant (or the participant’s representative) under the Enhanced Severance Plan.

Employment Agreements and Other Arrangements for NEOs

James R. Meyer. As noted above, Mr. Meyer entered into the Meyer Agreement in connection with his appointment as President and CEO. The Meyer Agreement does not provide for a specified term. It provides for an initial base salary of $500,000 per year; target and maximum annual bonus opportunities of 100% and 200%, respectively, of his base salary; and a prorated bonus in respect of any partial year in accordance with the terms of the Meyer Agreement; and eligibility for an equity award equal to 100% of his base salary. Mr. Meyer is entitled to participate in all incentive compensation plans and to receive all benefits under any employee benefit plan made available to executive employees. In connection with Mr. Meyer being hired, he was granted a performance-based stock option to purchase up to 350,000 shares of the Company’s common stock, with a vesting schedule as described in footnote 5 to the Outstanding Equity Awards at Fiscal Year-End 2020 table.

In addition, Mr. Meyer is a participant in the Company’s Executive Severance Plan and Enhanced Severance Plan, with the modifications described above. Under the terms of the LTIP and Mr. Meyer’s incentive equity award agreements, upon a Qualifying Termination (as defined in the LTIP), all unvested awards with time-based vesting conditions or restrictions would become fully vested (and options or SARs exercisable) and, to the extent that any performance awards have been granted, such awards would become vested at the greater of actual performance achieved or target level, but in all cases prorated based on the elapsed proportion of the performance period as of such termination. Under the terms of the LTIP, all of Mr. Meyer’s unvested equity awards would fully vest upon his death. Notwithstanding the foregoing, if a third-party successor following a Change of Control (as defined in the LTIP) does not assume or replace the obligations under the outstanding equity awards, then all outstanding awards will fully and immediately vest.

Mr. Meyer has agreed to keep confidential certain information and agreed to certain non-solicitation, non-competition and non-disparagement restrictions that apply for one year following termination of employment.

W. Matthew Tonn. Mr. Tonn was appointed Chief Commercial Officer effective September 30, 2019 pursuant to an offer letter, dated June 9, 2019 (the “Tonn Agreement”). The Tonn Agreement does not provide for a specified term. The Tonn Agreement provides for a base salary of $310,000; threshold, target, and maximum bonus opportunities of 20%, 50% and 100%, respectively, of his base salary; a sign-on award granting 40,000 restricted shares of Company stock under the LTIP; and a signing bonus of $50,000. Mr. Tonn is entitled to participate in all management incentive plans and to receive all benefits under any employee benefit plan made available to employees.

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Mr. Tonn became a participant in the Company’s Executive Severance Plan as of his start date. Mr. Tonn is also eligible for additional severance in the event his employment is terminated by the Company without “Cause” or he terminates his employment for “Good Reason” within 24 months following a “Change of Control” (each as defined in the Executive Severance Plan). Upon the occurrence of such event, in addition to any benefits provided under the Executive Severance Plan, Mr. Tonn is eligible to receive continued base salary for an additional 12-month period following termination of employment, an additional payment equal to the average of the annual bonuses paid for the last two full years and an additional six months of health insurance continuation. In the event of a Change of Control while Mr. Tonn is employed with the Company, his equity vesting will be accelerated, and he will receive a transaction payment equal to 75% of his annual base salary.

Mr. Tonn has agreed to keep confidential certain information, to assign intellectual property rights to the Company and to certain restrictions with respect to non-competition and non-solicitation of current or prospective customers that apply for one year following termination of employment, and non-solicitation of employees that apply for two years following termination of employment.

Michael A. Riordan. In connection with Mr. Riordan’s appointment as Vice President, Chief Financial Officer, Treasurer, the Company and Mr. Riordan entered into a letter agreement regarding the terms of employment (the “Riordan Agreement”) dated March 18, 2022 and effective as of March 21, 2022. The Riordan Agreement does not provide for a specified term. It provides for an initial base salary of $300,000 per year; threshold, target and maximum annual bonus opportunities of 20%, 50% and 100%, respectively, of his base salary, and a sign-on award granting (i) 40,000 restricted shares of Company stock under the LTIP and (ii) 100,000 Company stock options. Mr. Riordan is entitled to participate in all management incentive plans and to receive all benefits under any employee benefit plan made available to employees. Mr. Riordan is a participant in the Company’s Executive Severance Plan.

Mr. Riordan has agreed to keep confidential certain information, to assign intellectual property rights to the Company and to certain restrictions with respect to non-competition and non-solicitation of current or prospective customers that apply for one year following termination of employment, and non-solicitation of employees that apply for two years following termination of employment.

Terence R. Rogers. Mr. Rogers was appointed Chief Financial Officer and Corporate Secretary effective February 11, 2021 pursuant to a letter agreement (the “Rogers Agreement”). The Rogers Agreement does not provide for a specified term. It provides for an initial base salary of $325,000 per year; threshold, target and maximum bonus opportunities of 20%, 50% and 100%, respectively, of his base salary; and a sign-on award of 25,000 restricted shares (vesting on the third anniversary of grant) and options to purchase 300,000 shares of Company common stock (vesting ratably over three years). Mr. Rogers is entitled to participate in all management incentive plans and to receive all benefits under any employee benefit plan made available to executive employees.

Mr. Rogers became a participant in the Company’s Executive Severance Plan as of the effective date of the Rogers Agreement, with the modifications described above. Mr. Rogers’ outstanding equity awards are subject to accelerated vesting in a substantially similar manner as Mr. Meyer’s outstanding equity awards that are described above.

Mr. Rogers has agreed to keep confidential certain information, to assign intellectual property rights to the Company, to certain restrictions with respect to non-competition and non-solicitation of current or prospective customers that apply for one year following termination of employment, and to certain restrictions with respect to non-solicitation of employees that apply for two years following termination of employment.

As noted above and as previously disclosed, Mr. Rogers served as Vice President, Finance, Chief Financial Officer, Treasurer and Corporate Secretary until March 21, 2022, at which time he became a non-executive employee of the Company and served in an advisory role until May 2, 2022. In accordance with a Confidential Separation Agreement and General Release, Mr. Rogers received severance payments in the form of a salary continuation in the gross amount of $325,000 and an average bonus payment equal to $137,042.

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Stock Ownership Guidelines

The Board requires that the Company’s NEOs and certain other senior management employees meet minimum stock ownership requirements that are consistent with industry standards. Accordingly, each corporate officer must maintain Company stock holdings at least equal to the aggregate number of shares (including options or shares granted but not vested) that the Company has awarded to such corporate officer during the three-year period ending on any given date of determination. The officer may reduce the amount of stock holdings by the number of shares that the officer has applied directly to the payments of taxes on such awards.

As of December 31, 2022, the stock ownership of each of our NEOs exceeded the Company’s minimum stock ownership requirements. Company stock holdings that count towards meeting ownership requirements include: (a) shares owned outright or in trust; and (b) stock options, restricted stock or restricted stock units, including options, shares or units that have been granted but are unvested. A covered individual newly hired or promoted into a position with ownership requirements will have three years from date of promotion to meet the applicable ownership requirements. Non-employee directors also will have three years to satisfy the requirements. Each year, the Compensation Committee reviews each covered officer’s compliance with the ownership requirements, and the Nominating and Corporate Governance Committee reviews each non-employee director’s compliance with the ownership requirements.

Clawback Policy

In 2012, the Compensation Committee adopted a recoupment or “clawback” policy for annual cash incentive awards, long-term incentive awards (including stock options and restricted shares) and any other incentive awards paid to executive officers. The policy provides that in the event of a restatement of financial results, the Company will seek to recoup the incremental portion of awards paid to current or former executive officers during the three fiscal years immediately preceding the date of the restatement that are in excess of incentive compensation that would have been paid based on the restated financial results. The policy also provides that the Compensation Committee may in its discretion seek to recoup amounts of excess incentive compensation paid to any recipient of incentive compensation in the event of misconduct by such person, including fraud or other conduct that would lead to a “for cause” termination of employment.

Company Anti-Hedging and Anti-Pledging Policy

The Company’s Insider Trading Policy prohibits directors, NEOs and other officers who are subject to Section 16 of the Exchange Act, and certain other employees who may be designated from time to time by the Company’s General Counsel (collectively, “Insiders”), from engaging in short sales of Company securities, or buying or selling put options, call options or other derivatives of Company securities.

The Insider Trading Policy prohibits Insiders from holding Company securities in a margin account and from pledging Company securities as collateral for a loan, unless, in the case of a non-margin loan, an Insider can clearly demonstrate his or her financial ability to repay the loan without resorting to the pledged securities and secures the prior written approval of the Company’s General Counsel, which approval may be conditioned as deemed advisable by the General Counsel.

Tax Treatment and Accounting

Code Section 162(m) limits the deductibility for federal income tax purposes of certain compensation paid in any year by a publicly held corporation to covered employees to $1 million per “covered employee” (as defined by Code Section 162(m), generally, a current or former NEO). The Compensation Committee considers the tax impact of the cash and equity awards that it grants and maintains and may, subject to its discretion, provide for compensation to our NEOs that is not deductible under Code Section 162(m). The Compensation Committee expects in the future to authorize compensation in excess of the $1 million cap to NEOs that will not be deductible under Code Section 162(m) when it believes doing so is in the best interests of the Company and our stockholders.

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The Compensation Committee also considers the accounting treatment of the cash and equity awards that it grants and maintains.

Fiscal Year 2023 Compensation Decisions

The Compensation Committee determined to award the following time-vested restricted shares and stock options to our NEOs on January 6, 2023, with terms and conditions that are substantially similar to the annual equity awards granted to the NEOs in previous years: Mr. Meyer – 131,599 shares of restricted stock and stock options to purchase 188,585 shares of the Company’s common stock; Mr. Tonn – 39,014 shares of restricted stock and stock options to purchase 55,908 shares of the Company’s common stock; and Mr. Riordan – 34,938 shares of restricted stock and stock options to purchase 50,067 shares of the Company’s common stock.

EXECUTIVE COMPENSATION

The following table sets forth information regarding 2022 compensation for each of the Company’s NEOs. Pursuant to SEC rules, information regarding 2021 compensation is presented for each executive who was also an NEO.

Summary Compensation Table

Name	Principal Position	Year	Salary[1] ($)	Stock Awards[2] ($)	Option Awards[3] ($)	Non-Equity Incentive Plan Compensation[4] ($)	All Other Compensation ($)	Total ($)
James R. Meyer	President and Chief	2022	565,000	423,749	423,750	621,500	8,473	2,042,472
	Executive Officer	2021	522,867	250,001	1,555,000	519,800	6,588	2,854,256
Michael A. Riordan	Vice President, Chief Financial	2022	283,756	225,900	313,251	165,000	14,901	1,002,808
	Officer and Treasurer	—	—	—	—	—	—	—
W. Matthew Tonn	Chief Commercial Officer	2022	335,000	125,625	125,624	184,250	29,130	799,629
		2021	318,333	108,501	630,501	154,100	8,500	1,219,935
Terrence R. Rogers	Former Vice President, Finance, Chief Financial Officer, Treasurer and Corporate Secretary	2022	325,000	121,873	121,875	137,042	19,429	725,219
		2021	285,625	99,375	694,180	137,042	9,750	1,225,972

1	Amounts disclosed in the Salary column represent base salary earned by the NEO during the respective year and include amounts deferred at the officer’s election. Salary totals reflected in 2021 for each NEO include Board-approved increases, which took effect on September 1, 2021.

2	Amounts disclosed in the Stock Awards column for 2022 relate to grants of restricted shares made under the 2018 LTIP. With respect to each restricted share, the amounts disclosed generally reflect the grant date fair value computed in accordance with ASC Topic 718. The grant date fair value of each restricted share was determined by multiplying the number of restricted shares granted by the average of the high and low stock trading prices for the Company’s common stock as reported by the Nasdaq Global Market on the grant date. The assumptions used in calculating the grant date fair value of each restricted share award are disclosed in the notes to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

3	Amounts disclosed in the Option Awards column for 2022 relate to grants of stock-settled and cash-settled stock options made under the 2018 LTIP, respectively. With respect to each award, the amounts disclosed generally reflect the grant date fair value computed in accordance with ASC Topic 718. Grant date fair value for our time-vested stock-settled stock options was determined using a Black-Scholes option valuation model. Grant date fair value of our mixed performance- and time-vested cash-settled stock options was determined using a Monte Carlo simulation model, since the awards included a market condition in addition to a service condition. The assumptions used in calculating the grant date fair value of all awards are disclosed in the notes to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. In the notes to the consolidated financial statements, the Company refers to the cash-settled stock options as cash-settled SARs.

4	Amounts disclosed in the Non-Equity Incentive Plan Compensation column represent amounts earned in the reported year under the Company’s annual cash incentive program.

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Supplemental Narrative to Summary Compensation Table

A substantial portion of the total compensation reported in the Summary Compensation Table above is paid to the NEOs pursuant to the terms of their employment agreements or other compensation plans maintained by the Company. See the section of this proxy statement entitled “Compensation Overview” for more information.

Outstanding Equity Awards at 2022 Fiscal Year-End

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised and Unearned Options1 (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)[2]	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock That Have Not Vested ($)
James R. Meyer	—	—		—		—	—	110,929	[3]	354,973	—	—
	—	—		—		—	—	107,788	[4]	344,922	—	—
	—	—		—		—	—	42,815	[5]	137,008	—	—
	—	—		—		—	—	65,617	[6]	209,974	—	—
	—	—		350,000	[7]	16.44	7/31/2027	—		—	—	—
	33,025	—		—		16.66	1/12/2028	—		—	—	—
	72,959	—		—		7.41	1/14/2029	—		—	—	—
	222,444	109,561	[9]	—		1.66	1/24/2030	—		—	—	—
	255,000	495,000	[10]	—		2.38	1/5/2031	—		—	—	—
	38,513	74,763	[11]	—		3.81	1/28/2031	—		—	—	—
	—	161,402	[12]	—		3.82	1/17/2032	—		—	—	—
Michael A. Riordan	—	—		—		—	—	14,147	[6]	42,270	—	—
	—	—		—		—	—	14,110	[3]	45,152	—	—
	—	—		—		—	—	40,000	[8]	128,000	—	—
	17,000	33,000	[10]	—		2.38	1/5/2031	—		—	—	—
	16,750	8,250	[13]	—		2.58	11/30/2030	—		—	—	—
	—	100,000	[14]	—		4.30	3/21/2032	—		—	—	—
	—	8,799	[12]	—		3.82	1/17/2032	—		—	—	—
	3,558	6,909	[11]	—		3.81	1/28/2031	—		—	—	—
											—
W. Matthew Tonn	—	—		—		—	—	32,886	[3]	105,235	—	—
	—	—		—		—	—	65,361	[4]	209,155	—	—
	—	—		—		—	—	28,478	[6]	91,130	—	—
	96,541	47,549	[9]	—		1.66	1/24/2030	—		—	—	—
	102,000	198,000	[10]	—		2.38	1/5/2031	—		—	—	—
	16,715	32,447	[11]	—		3.81	1/28/2031	—		—	—	—
	—	47,849	[12]	—		3.82	1/17/2032	—		—	—	—
Terrence R. Rogers[15]	—	—		—		—	—	—		—	—	—

1	Represents unearned non-qualified performance-based stock options.

2	Market value of unvested restricted shares based on closing price of the Company’s common stock on the Nasdaq Global Market of $3.20 per share on December 30, 2022.

3	Restricted share award vesting on January 17, 2025.

4	Restricted share award vested on January 24, 2023.

5	Restricted share unit vested on January 30, 2023.

6	Restricted share award vesting on January 28, 2024.

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7	Represents performance-based stock options, which will vest if the average closing price per share of the Company’s stock over the previous 90 calendar days (the “Threshold Stock Price”) exceeds the closing price per share of the Company’s stock on July 31, 2017 (the “Reference Stock Price”) as follows: 34% of the stock options will vest if the Threshold Stock Price exceeds the Reference Stock Price by $5.00; another 33% of the stock options will vest if the Threshold Stock Price exceeds the Reference Stock Price by $10.00; and the remaining 33% of the stock options will vest if the Threshold Stock Price exceeds the Reference Stock Price by $15.00. Such stock price appreciation goals can be achieved at any point during the options’ ten-year contractual term.

8	Restricted share award vesting on March 21, 2025.

9	Stock appreciation right vested in three equal annual installments beginning on January 24, 2020.

10	The performance condition for the awards (described above under “—Long-Term Incentive Awards”) was met during the first quarter for 2021. The cash settled stock options remain subject to service vesting conditions, providing that the awards vest in three equal annual installments beginning on January 5, 2022.

11	Stock option award vesting in three equal annual installments beginning on January 28, 2022.
12	Stock option award vesting in three equal annual installments beginning on January 17, 2023.
13	Stock appreciation right vesting in three equal annual installments beginning on November 30, 2021.

14 15	Stock option award vesting in three equal annual installments beginning on March 21, 2023. All awards forfeited in connection with Mr. Rogers’ termination of employment.

Potential Payments upon Termination or Change in Control

Each NEO is eligible for certain payments and benefits at, following, or in connection with the resignation, severance, retirement or other termination of the NEO or a change in control of the Company. These benefits are in addition to benefits generally available to salaried employees. The Company does not provide any of its executives with change in control excise tax gross-ups.

For a description of the potential payments and benefits payable to NEOs upon a termination or change in control, see the section of this proxy statement entitled “Compensation Overview—Elements of Executive Compensation—Change in Control and Post-Employment Benefits.”

Pay vs. Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between compensation actually paid (CAP) (as defined in Item 402(v)) and performance.

Year (a)	Summary Compensation Table Total for PEO[1,2] (b)	Compensation Actually Paid to PEO[1,2] (c)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers[1,2] (d)	Average Compensation Actually Paid to Non-PEO Named Executive Officers[1,2] (e)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (f)	Net Income[3] (h)
2022	$2,042,472	$2,156,711	$842,552	$746,291	$133	$(38,847,000)
2021	$2,849,256	$3,918,003	$1,222,954	$1,458,205	$153	$(41,447,000)

1.	James R. Meyer was our PEO (Principal Executive Officer) for each year presented, 2021 and 2022. The individuals comprising the Non-PEO named executive officers (NEOs) for each year presented are listed below:

2021	2022
Terrence R. Rogers	Terrence R. Rogers
W. Matthew Tonn	W. Matthew Tonn
Mike Riordan

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2.	The table below provides the details on the manner in which CAP was determined based on the Summary Compensation Table total (SCT Total) amounts shown for the PEO and the other Non-PEO NEOs.

	SCT Total	Subtract Reported SCT Stock Awards Value	Subtract Reported SCT Option Awards Value	Add FYE fair value of outstanding and unvested awards granted during the FY	Add Change in Fair Value of outstanding and unvested awards at FYE from prior FYE	Add the Change in Fair Value of awards that vested during the FY from the prior FYE	Subtract the fair value as of the prior FYE for awards that did not vest	CAP
2022
PEO	$2,042,472	$423,749	$423,750	$700,715	$201,858	$59,166	$0	$2,156,711
Avg. Non-PEO NEOs	$842,552	$157,799	$186,917	$202,696	$(48,473)	$19,546	$(185,884)	$750,.46
2021
PEO	$2,849,256	$250,001	$1,550,000	$2,242,548	$495,591	$130,609	$0	$3,918,003
Avg. Non-PEO NEOs	$1,222,954	$103,938	$662,341	$853,140	$124,171	$24,219	$0	$1,458,205

3.	The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statement for the applicable year.

The graphs below depict the relationship between the PEO’s and Other NEO’s Average CAP during 2021 and 2022 compared to the Company’s TSR and Net Income (Loss).

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DIRECTOR COMPENSATION

Set forth below are summaries of the compensation paid to each of our non-employee directors in 2022, in both cash and equity awards.

2022 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)[1]	Stock Awards ($)[2]	Total ($)
Elizabeth K. Arnold	99,665	39,574	139,239
Rodger Boehm[3]	35,000	65,000	100,000
José De Nigris Felán[4]	24,750	58,057	82,807
William D. Gehl	150,665	39,574	190,239
Travis Kelly[5]	23,750	58,057	81,807
Malcolm F. Moore	98,498	39,574	138,072
Andrew B. Schmitt[6]	52,832	—	52,832

1	Includes the following: annual retainer fees, committee chairmanship fees, board of directors fees, committee meeting attendance fees and Make-Whole Payment (as defined below):

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	Ms. Arnold	Mr. Boehm	Mr. De Nigris Felán	Mr. Gehl	Mr. Kelly	Mr. Moore	Mr. Schmitt
Retainer	$43,167	$28,500	$23,750	$43,167	$23,750	$43,167	$14,667
Chairmanship	$15,000	$2,500	--	$70,000	--	$13,833	$3,667
Attendance	$11,000	$4,000	$1,000	$7,000	--	$11,000	$4,000
Make-Whole	$30,498	--	--	$30,498	--	$30,498	$30,498
Total	$99,665	$35,000	$24,750	$150,665	$23,750	$98,498	$52,832

2	Represents the grant date fair value of restricted shares granted by the Company during 2021 computed in accordance with ASC Topic 718. Grant date fair value was determined by multiplying the number of restricted shares granted by the average of the high and low stock trading prices for the Company’s common stock as reported by the Nasdaq Global Market on the grant date.
3	Mr. Boehm joined the Board on the May 12, 2022. Amounts reported for Mr. Boehm represent prorated cash fees for his 2022 service commencing on May 12, 2022.
4	Mr. De Nigris Felán joined the Board on June 20, 2022. Amounts reported for Mr. De Nigris Felán represent prorated cash fees for his 2022 service commencing on June 20, 2022.
5	Mr. Kelly joined the Board on June 20, 2022. Amounts reported for Mr. Kelly represent prorated cash fees for his 2022 service commencing on June 20, 2022.
6	Mr. Schmitt did not stand for reelection at our 2022 annual meeting. Amounts reported for Mr. Schmitt represent prorated cash fees for his 2022 director service through the date of our 2022 annual meeting.

The number of shares awarded to non-employee directors during 2022 and the aggregate unvested stock awards as of December 31, 2022 are as follows:

Director	Stock Awards During 2022		Aggregate Unvested Stock Awards
Elizabeth K. Arnold	10,887	[1]	10,887
Rodger Boehm	17,88	[2]	17,882
José De Nigris Felán[2]	14,754		14,754
William D. Gehl	10,887	[1]	10,887
Travis D. Kelly[3]	14,754		14,754
Malcolm F. Moore	10,887	[1]	10,887
Andrew B. Schmitt	--		--

[1]	Consists of 17,882 shares awarded for 2022 service commencing on May 12, 2022 less 6,995 shares recouped by the Company, as described below as “the Make-Whole payment”.
[2]	Mr. De Nigris Felán joined the Board on June 20, 2022. Amounts reported for Mr. De Nigris Felán are prorated for his 2022 service commencing on June 20, 2022.
[3]	Mr. Kelly joined the Board on June 20, 2022. Amounts reported for Mr. Kelly represent prorated cash fees for his 2022 service commencing on June 20, 2022.

We reimburse directors for expenses incurred in connection with attendance at board or committee meetings. Our Board, at the recommendation of the Compensation Committee based on the study and suggestions of Korn Ferry (the Committee’s independent compensation consultant at the time), approved the Company’s non-executive director compensation policy (the “Director Compensation Policy”), which became effective January 1, 2015 and remained in effect until amended in May 2022 as described below. For each board meeting in excess of seven per year, non-executive members of the Board receive a meeting fee of $1,000 per board meeting.

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In addition, the chairman and members of each board committee receive additional compensation as follows:

	Chair Retainer (annual)	Meeting Fees (per meeting)
Audit	$15,000	$1,000
Compensation	$10,000	$1,000
Nominating and Corporate Governance	$10,000	$1,000

The chairman of the board also receives an incremental cash retainer of $70,000 per year. The cash retainers and meeting fees are payable on a quarterly basis, in arrears, on the first day of each quarter.

In addition, each non-executive member of the Board is entitled to an annual equity award, with the shares to vest fully on the earlier of (a) the first anniversary of the date of grant or (b) the next annual meeting of the Company’s stockholders following the date of grant. The Company does not provide any incentive-based non-equity compensation to directors and does not maintain a defined benefit or actuarial pension plan or a deferred compensation plan for directors.

In March 2022, the Board, at the recommendation of the Compensation Committee based on the study and suggestions of its independent compensation consultant, amended the Director Compensation Policy to non-employee directors. Commencing May 12, 2022, the annual cash retainer payable to non-executive members of the Board (inclusive of meeting fees for up to seven meetings annually) is $45,000, and commencing with the shares to be issued in connection with the Company’s 2022 annual meeting of stockholders, the annual equity award was increased to a value of $65,000, with the shares to vest fully on the earlier of (a) the first anniversary of the date of grant or (b) the next annual meeting of the Company’s stockholders following the date of grant. All other aspects of the Director Compensation Policy remained unchanged.

During 2022, the Company became aware of the prior issuance to certain directors of excess shares of Common Stock. Such shares were recouped by the Company and cancelled. The Company reimbursed such directors for the tax amounts incurred by them in connection with the recouped shares. Each of Ms. Keller, Mr. Gehl, Mr. Moore and Mr. Schmitt surrendered 6,995 shares and received $30,498.20 in tax reimbursement (the “Make-Whole Payment”).

Stock Ownership Guidelines

The Board requires that each non-executive director will maintain an amount of Company stock holdings at least equal in value to three times the amount of annual cash retainer paid to the non-executive director (not including any additional fees for service on a board committee or as chair of a committee). The director may reduce the amount of stock holdings by the number of shares the director has applied directly to the payments of taxes on such awards. Company stock holdings that count towards meeting ownership requirements include: (a) shares owned outright or in trust; and (b) stock options, restricted shares or restricted share units, including options or shares granted but not vested. If a director consistently fails to comply with the stock ownership requirements, the Compensation Committee will take such actions as it deems appropriate, including, but not limited to allocating an additional amount of the director’s annual compensation to the purchase of stock in accordance with the program or reducing future equity compensation awards.

As of December 31, 2021, the stock ownership of each of our non-executive directors either (i) exceeded the Company’s minimum stock ownership requirements or (ii) was in the transition period to comply with such guidelines.

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FEES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDIT COMMITTEE REPORT

Fees Billed by Independent Registered Public Accounting Firm

The Audit Committee has adopted a pre-approval policy pursuant to which it must pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services and tax services. Under the policy, the Audit Committee may delegate the authority to pre-approve any audit or non-audit services to be provided by our independent registered public accounting firm to one or more of its members. The pre-approval of services by a member of the Audit Committee pursuant to this delegated authority, if any, must be reported at the next meeting of the Audit Committee.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided by our independent registered public accounting firm. Unless the Audit Committee determines otherwise, the term for any service pre-approved by the Audit Committee is twelve months from the date of pre-approval. Any pre-approval must set forth in detail the particular service or type of services to be provided and is generally subject to a specific cost limit. Any services that exceed these cost limits require specific approval by the Audit Committee. The Audit Committee may periodically review and, as necessary, revise the list of pre-approved services based on subsequent determinations. There were no audit-related fees during fiscal year 2022 for services provided to us by Grant Thornton LLP.

The following table presents fees for services rendered by Grant Thornton LLP for the audit of our annual financial statements for the fiscal years ended December 31, 2022 and 2021, respectively.

Fees	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021
Audit Fees[1]	$425,820	$336,500
Audit-Related Fees[2]	—	—
Tax Fees[3]	—	—
Total	$425,820	$336,500

1	Audit Fees include fees billed or expected to be billed for professional services rendered for the audit of our annual consolidated financial statements, the review of the interim consolidated financial statements included in our quarterly reports and other related services that are normally provided in connection with statutory and regulatory filings.

2	Audit-Related Fees include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our annual consolidated financial statements and not reported under “Audit Fees.”

3	Tax Fees include fees billed or expected to be billed for services performed related to tax compliance, tax advice and tax planning.

Report of the Audit Committee

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of our filings under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this report by reference therein.

The Audit Committee is currently comprised of Ms. Arnold and Messrs. Moore, Gehl and Boehm. Our Board has determined that each member of the Audit Committee meets the independence requirements under the listing standards of the Nasdaq Global Market, the Exchange Act and the rules and regulations of the Securities and Exchange Commission. The committee operates under a written charter that was adopted by our Board.

The committee oversees our accounting and financial reporting process on behalf of our Board. Management has the primary responsibility for the preparation of our financial statements and the disclosure and financial reporting process, including establishing a system of internal controls. In fulfilling its oversight responsibilities, the committee reviewed and discussed with management and Grant Thornton LLP, our independent registered public accounting firm, the audited financial statements as of and for the year ended December 31, 2022 and the reports of Grant Thornton LLP issued in connection therewith. Grant Thornton LLP is responsible for expressing an opinion on the conformity of these audited financial statements with generally accepted accounting principles.

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The committee has discussed and reviewed with Grant Thornton LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard 1301 (Communications with Audit Committees), which includes, among other things, matters related to the conduct of the audit of our financial statements. The committee has also received from Grant Thornton LLP the written disclosures describing the relationships between Grant Thornton LLP and us that might bear on the independence of Grant Thornton LLP consistent with and required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton LLP its independence.

In reliance on the reviews and discussions referred to above, the committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the Securities and Exchange Commission. The committee and our Board also have recommended the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2023.

Respectfully submitted by the Audit Committee,

Elizabeth K. Arnold, Chairperson

William D. Gehl

Malcolm F. Moore

Rodger L. Boehm

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Under its charter, our Audit Committee is responsible for the review and approval of “related-person transactions” involving the Company or its subsidiaries and related persons. As defined under the SEC’s rules, a “related person” is a director, executive officer, nominee for director or 5% stockholder of the Company, and their immediate family members. Any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a related person has a direct or indirect material interest must be reported in our filings with the SEC pursuant to its rules.

In December 2020, senior management presented plans to the Board for future expansions of the facility that houses the Company’s Castaños, Mexico manufacturing operation (the “Castaños Facility”), including the Phase II expansion of the wheel and axle shop and addition of a fabrication shop (such expansion and addition, collectively, the “2021 Expansion”). In August 2021, senior management presented further plans to the Board for future expansions of the Castaños Facility to add two new production lines (such expansion and addition, collectively, the “2022 Expansion”). Effective November 2021, the lessors of the Castaños Facility are Jesus Gil, Alejandro Gil, and Salvador Gil. Previously, Fasemex (owned by Jesus Gil, VP Operations and member of the Board of the Company; Alejandro Gil and Salvador Gil, siblings of Jesus Gil) was the lessor of the Castaños Facility. The rent of the lease is approximately $1,926,324 annually. As required under the Audit Committee charter, the Audit Committee reviewed and approved the 2021 Expansion on March 19, 2021 and the 2022 Expansion on August 5, 2021, and will continue to review all such transactions annually to confirm there is no conflict of interest. Additionally, during the fiscal year 2022, the Company engaged Fasemex to provide fabrication services for an amount equal to $23,553,384.

2024 ANNUAL MEETING OF STOCKHOLDERS

We expect that our 2024 annual meeting of stockholders will be held within 30 days of May 11, 2024, which will be the first anniversary of the upcoming annual meeting. Subject to certain exceptions set forth in our by-laws, proposals of stockholders intended for inclusion in the proxy statement for our 2024 annual meeting of stockholders must be received by the Corporate Secretary at our principal executive offices (currently at 125 South Wacker Drive, Suite 1500, Chicago, Illinois 60606) by December 2, 202. If a stockholder intends to present a proposal at the 2024 annual meeting of stockholders, but not to have such proposal included in our proxy statement relating to that meeting, such proposal must be received by our Corporate Secretary not earlier than January 12, 2024 and not later than February 11, 2024. Such proposals must contain specific information concerning the person to be nominated or the matters to be brought before the meeting and concerning the stockholder submitting the proposal. In order for stockholders to give timely notice of nominations for directors, other than those nominated by the Company, for inclusion on a universal proxy card in connection with the 2024 annual meeting, notice must be submitted no later than March 13, 2024 and include all of the information required by Rule 14a-19 under the Exchange Act.

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“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides convenience for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders will be “householding” our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise.

Stockholders who currently receive multiple copies of the Proxy Statement at their address and would like to request “householding” of their communications, or who would like to opt out of “householding” and receive an additional copy of any such document, should contact their broker or, if a stockholder is a direct holder of shares of our common stock, they should submit a written request to our transfer agent, Computershare Investor Services, P.O. Box 43078, Providence, Rhode Island 02940.

By Order of the Board of Directors
FreightCar America, Inc.

/s/ Celia R. Perez

CELIA R. PEREZ
VP, General Counsel, Corporate Secretary and Human Resources

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APPENDIX A

AMENDMENT NO. __

TO

FREIGHTCAR AMERICA, INC. 2022 LONG TERM INCENTIVE PLAN

AMENDMENT NO. __, dated as of May 11, 2023 (this “Amendment”), to the 2022 Long Term Incentive Plan (as amended, the “Plan”) of FreightCar America, Inc., a Delaware corporation (the “Corporation”).

WHEREAS, the Corporation maintains the Plan, effective as of May 12, 2022; and

WHEREAS, the Board of Directors of the Corporation deems it to be in the best interest of the Corporation and its stockholders to amend the Plan in order to increase the maximum number of shares of the Corporation's common stock, par value $.01 per share, which may be issued and sold under the Plan from (i) 1,234,788, which number includes 354,788 shares under the Corporation’s 2018 Long Term Incentive Plan, as amended and restated (the “2018 LTIP”), and the 2005 Long Term Incentive Plan, as amended and restated (the “2005 LTIP” and, together with the 2018 LTIP, the “Prior Plans”) that remained available for grant as of May 12, 2022, plus (ii) any shares remaining for grant under the Prior Plans subject to awards that, after May 12, 2022, were or are forfeited, terminated, lapsed or satisfied thereunder in cash or property other than shares, to (i) 2,664,788 shares, which number of shares includes the 354,788 shares carried over from the Prior Plans that remained available for grant as of May 12, 2022, plus (ii) any shares remaining for grant under the Prior Plans subject to awards that, after May 12, 2022, were or are forfeited, terminated, lapsed or satisfied thereunder in cash or property other than shares.

NOW, THEREFORE, BE IT RESOLVED the Plan is hereby amended as follows:

1.             The first sentence of Section 4.1(a) shall be revised and amended to read as follows:

“Subject to adjustment as provided in Section 4(d), the total number of Shares reserved for issuance in connection with Awards under the Plan shall be equal to the sum of (i) 2,664,788, which includes the 354,788 Shares carried over from the Prior Plans that remained available for grant as of May 12, 2022, plus (ii) any Shares under the Prior Plans subject to Awards that, after the date of this Amendment, are forfeited, terminated, lapsed or satisfied thereunder in cash or property other than Shares.”

2.             The final sentence of Section 4.1(a) shall be revised and amended to read as follows:

“The maximum number of Shares that may be issued or transferred to Eligible Persons as ISOs is 2,664,788 Shares1.”

3.             This Amendment shall be effective as of the date first set forth above.

4.             In all respects not amended, the Plan is hereby ratified and confirmed and remains in full force and effect.

FREIGHTCAR AMERICA, INC.

By:
Name:
Title:

1 Includes the 354,788 Shares carried over from the Prior Plans that remained available for grant as of May 12, 2022.

A-1

APPENDIX B

AMENDMENT NO. __

TO

FREIGHTCAR AMERICA, INC. 2022 LONG TERM INCENTIVE PLAN

AMENDMENT NO. __, dated as of May 11, 2023 (this “Amendment"), to the 2022 Long Term Incentive Plan (as amended, the “Plan”) of FreightCar America, Inc., a Delaware corporation (the “Corporation”).

WHEREAS, the Corporation maintains the Plan, effective as of May 12, 2022; and

WHEREAS, the Board of Directors of the Corporation deems it to be in the best interest of the Corporation and its stockholders to amend the Plan in order to increase the maximum number of shares of the Corporation's common stock, par value $.01 per share, which may be issued and sold under the Plan from (i) 1,234,788, which number includes 354,788 shares under the Corporation’s 2018 Long Term Incentive Plan, as amended and restated (the “2018 LTIP”), and the 2005 Long Term Incentive Plan, as amended and restated (the “2005 LTIP” and, together with the 2018 LTIP, the “Prior Plans”) that remained available for grant as of May 12, 2022, plus (ii) any shares remaining for grant under the Prior Plans subject to awards that, after May 12, 2022, were or are forfeited, terminated, lapsed or satisfied thereunder in cash or property other than shares, to (i) 3,366,901 shares, which number of shares includes the 354,788 shares carried over from the Prior Plans that remained available for grant as of May 12, 2022, plus (ii) any shares remaining for grant under the Prior Plans subject to awards that, after May 12, 2022, were or are forfeited, terminated, lapsed or satisfied thereunder in cash or property other than shares.

NOW, THEREFORE, BE IT RESOLVED the Plan is hereby amended as follows:

1.             The first sentence of Section 4.1(a) shall be revised and amended to read as follows:

“Subject to adjustment as provided in Section 4(d), the total number of Shares reserved for issuance in connection with Awards under the Plan shall be equal to the sum of (i) 3,366,901, which includes the 354,788 Shares carried over from the Prior Plans that remained available for grant as of May 12, 2022, plus (ii) any Shares under the Prior Plans subject to Awards that, after the date of this Amendment, are forfeited, terminated, lapsed or satisfied thereunder in cash or property other than Shares.”

2.             A new sentence shall be added to Section 4.1(a) as follows:

“Of the 3,366,901 shares set forth in (i) above, 2,132,113 shares shall be used only for settlement in stock, in lieu of cash, of stock appreciation rights outstanding as of March 16, 2023.”

3.             This Amendment shall be effective as of the date first set forth above.

4.             In all respects not amended, the Plan is hereby ratified and confirmed and remains in full force and effect.

FREIGHTCAR AMERICA, INC.

By:
Name:
Title:

B-1

1UPX 01 - Elizabeth K. Arnold (Class III) For Against Abstain 02 - José De Nigris Felán (Class I) 03 - Travis D. Kelly (Class I) For Against Abstain For Against Abstain 04 - James R. Meyer (Class III) *All Majority standard 1 Year 2 Years 3 Years Abstain 5. Approval of Increase in Shares Authorized under the FreightCar America, Inc. 2022 Long Term Incentive Plan for General Use. FREIGHTCAR AMERICA, INC. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03RW4C + + Please sign this proxy exactly as your name appears on the proxy. If held in joint tenancy, all joint tenants should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If held by a corporation, please sign in full corporate name by president or other authorized officer. If held by a partnership, limited liability company or other similar entity, please sign in such entity’s name by an authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q 2023 Annual Meeting Proxy Card 2. Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers. 3. Approval, on an Advisory Basis, of the Frequency of Future Advisory Votes on the Approval of the Compensation of our Named Executive Officers. For Against Abstain For Against Abstain Proposals — The Board of Directors recommend a vote “FOR“ all the nominees listed, “FOR“ Proposals 2, 4, 5 and 6 and for every “1 YEAR” on Proposal 3 . A 1. Election of Class III Directors and Class I Directors: 4. Ratification of the Appointment of Independent Registered Public Accounting Firm. For Against Abstain 6. Approval of Increase in Shares Authorized under the FreightCar America, Inc. 2022 Long Term Incentive Plan for Settlement of Stock Appreciation Rights Outstanding as of March 16, 2023. For Against Abstain Online Go to www.investorvote.com/RAIL or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/RAIL Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada You may vote online or by phone instead of mailing this card. Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/RAIL 2023 ANNUAL MEETING OF STOCKHOLDERS MAY 11, 2023 10:00 A.M. Central Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FREIGHTCAR AMERICA, INC., FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 2023, AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The undersigned hereby appoints James R. Meyer and Celia R. Perez as proxy with full power of substitution to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of FreightCar America, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held virtually at 10:00 a.m. Central Time on May 11, 2023, and at any postponement(s) or adjournment(s) thereof and, in such proxies’ discretion, to vote upon such other business as may properly come before the meeting, and at any postponement(s) or adjournment(s) thereof, as set forth in the related Notice of Annual Meeting and Proxy Statement, the receipt of which is hereby acknowledged. The undersigned hereby revokes all prior proxies given by the undersigned to vote at said meeting and any adjournment(s) or postponement(s) thereof. This proxy card is valid only when signed and dated. (Continued and to be dated and signed on the reverse side.) Proxy — FreightCar America, Inc. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q C Non-Voting Items + + Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. The Annual Meeting of Stockholders of FreightCar America, Inc. will be held on May 11, 2023, 10:00 A.M. Central Time, virtually via the internet at meetnow.global/MFHFYVK. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.